SEMIANNUAL REPORT

January 31, 1997

INVESCO
SPECIALTY
FUNDS,
INC.

Asian Growth Fund
European Small Company Fund
Latin American Growth Fund
Realty Fund
Worldwide Capital Goods Fund
Worldwide Communications Fund

Market Overview                                                    February 1997
     Like the stock and bond markets, the U.S. economy has produced startling numbers in recent years. After moderating during the third quarter 1996, the expansion again gained steam the following three months, growing at an annualized rate of 3.9%. Consequently, fears of reigniting inflation -- or action from the Federal Reserve Board to stave off that threat -- have reemerged among investors.
      The moderate inflation level of about 3% represents a positive factor for the economy. At the same time, though, the longevity of the current expansion -- over six years -- remains a cause for concern; the post-World War II average is only four and a half years. Negative growth hasn't been experienced since the first quarter of 1993. If the growth rate again approaches 5%, many economists expect the Federal Reserve Board to launch a preemptive strike against inflation, with the concomitant danger of cutting the expansion short.
      Last summer, concern about the Fed and the national elections caused a pullback in equity markets. Subsequently, with the political status quo generally maintained vis-a-vis the president and Congress, and the economy slowing on its own, the S&P 500 resumed its volatile hike upward. However, large-capitalization stocks have again been leading the parade, a sign that investors remain nervous about earnings growth sustainability.
      1997 is a post-presidential election year, when the stock market often drops, and volatility may well continue. Currently, valuations for many individual stocks appear high. Equity markets have been jumpy this winter, responding instantaneously to the smallest clues about the economy, interest rates, or fiscal and monetary policies.
      The U.S. stock market has a significant effect on securities markets around the globe. From Hong Kong to London, equity indexes immediately dropped following Fed Chairman Alan Greenspan's December remark that current U.S. stock prices may reflect "irrational exuberance." Many areas recovered quickly; others have not.
      While remunerative, 1996 returns from overseas securities markets were generally less impressive than domestic stock price advances. As a result, many market-watchers believe foreign equities may be undervalued compared to the U.S., and going forward, represent superior potential for long-term capital growth. Investors should keep in mind, though, that international investing entails special risks, including currency fluctuations and differences in regulatory and accounting rules. And, of course, past performance is not a guarantee of future results. For those who invested overseas last year, Europe was a profitable choice. While the U.K. and Italy posted only mediocre returns, countries including Germany, France and Finland all saw their indexes rise solidly. Expectations are for continued moderate economic recovery throughout the region, accompanied by generally benign inflation rates -- which may bode well for stock prices.

      With the lone exception of Chile, Latin American stock markets turned in positive performances in 1996. Interest rates in that region remain high, but to many analysts, stocks here look relatively cheap based on forecasted economic growth and earnings growth momentum.
      Japan remains a trouble spot. Economic growth there has stalled, and many analysts do not anticipate a sustained rally for some time. Outside of Japan, results along the Pacific Rim were split between excellent and quite poor. Price/earnings ratios are now relatively high in countries such as Malaysia, the Philippines, and Taiwan. However, undervalued bargains may be more available in Hong Kong, India, and South Korea. Particularly concerning the latter three markets, investors should be aware of political issues -- not least Hong Kong's reversion to Chinese rule in summer 1997, which caused that market to lag during the early weeks of 1997.

INVESCO Specialty Funds, Inc.
      Each of the funds is managed by a team of investment professionals. For the international equity funds, senior investment policy groups determine the country-by-country allocation of the fund's assets, overall stock selection methodology, and risk control policies. The Realty Fund's investments are selected by a team of portfolio managers that collectively determines investment decisions. Composition of the funds' holdings is of course subject to change.
      The line graphs below illustrate the value of a $10,000 investment in each of the INVESCO Specialty Funds, plus reinvested dividends and capital gain distributions, from inception through 1/31/97. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(1),(2)

Realty Fund
      INVESCO Realty Fund would like to welcome new shareholders to the exciting potential of real estate equities. INVESCO Realty Advisors was established in 1983, and has been assisting clients with real estate investments for many years. Since the fund's inception, our experienced team of realty specialists has been diligently examining the market seeking the best possible real estate equity investments. (Of course, it is too early in the fund's history to talk about performance--since the fund was introduced only in January 1997.)
      We believe the fund offers excellent long-term income and growth opportunities, while seeking to reduce the risk exposure of typical equity portfolios. By investing in REITs (Real Estate Investment Trusts) and other real estate related-securities, the fund offers exposure to markets that are not highly correlated to the domestic stock market. While we can't guarantee future performance, when stocks have lost value in an inflationary environment, real estate has historically provided a hedge for many investors.

Asian Growth Fund
      For the six-month period ended 1/31/97, INVESCO Asian Growth Fund had a total return of 18.77%, compared to a total return of 7.91% for the MSCI-Far East Ex Japan Index. (Of course, past performance is not a guarantee of future results.)(1),(2)
      Over the last six months, the fund has seen a dramatic reversal of fortune. After its initial public offering on 3/1/96, Asian Growth Fund struggled out of the gate for the first five months--due primarily to price weakness in the Asian markets and market corrections in India and Korea. However, in the last six months, the fund's returns improved dramatically. In fact, just in the last quarter ended 1/31/97, the fund's total return was 13.45%, which outperformed the average fund return for the Lipper Pacific Ex Japan Region of 7.65%. (Of course, past performance is not a guarantee of future results.)(2),(3)

Graph:      Asian Growth Fund Total Return from Inception(3/1/96)
            through 1/31/97

      This line graph compares the value of a $10,000 investment in INVESCO Asian Growth Fund to the value of a $10,000 investment in the MSCI-Far East Ex Japan Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (3/93) through 1/31/97.


                               Asian Growth Fund
                         Average Annualized Total Return
                                as of 1/31/97(2)

                    Since inception (3/96)              7.14%
                    -----------------------------------------

      The financial sector performed admirably for us in the latter half of 1996, as did companies having strong earnings ties to China. We plan to continue our heavy exposure to China through Hong Kong, as we feel that the long-term growth prospects are excellent. The outlook for the rest of the Asian region also appears positive for 1997, as markets should return close to their historical averages--assuming benign U.S. interest rates and no substantial appreciation of the U.S. dollar in 1997.
      We continue to feel optimistic about Indian and Korean markets for this year. Tight monetary policies from central banks in both countries have slowed down their economic growth, which had hindered stock market performance for the last 12 to 18 months. However, we believe that the central banks could now ease monetary policies. This would reduce interest rates, stimulate growth, and enhance market return potential. Industries that are interest rate-sensitive, such as banks and other financial companies, should benefit from lower interest rates.

Looking Forward
      As rewarding as the returns have been in Asian economies, they do not come without risk. Just recently, in South Korea, the market has been drastically affected by President Kim Yung Sam forcing labor laws through a secret parliamentary session. (These enacted laws make it easier for companies to fire workers.) This action has led to protests and riots, and has given the general appearance that South Korea is on the verge of chaos. However, we don't believe this is the case.
      In our opinion, South Korea still has a fundamentally strong economy. In the short-term, labor problems have depressed stock prices and left the market undervalued and out of favor with investors. This type of short-term volatility is just one example of the perils of investing in emerging economies--but also of the potential opportunities.

Fund Management
      William Barron, director and portfolio manager for INVESCO Asia Limited, leads a group of specialists in managing INVESCO Asian Growth Fund. Bill was previously with Aetna Investment Management, Hong Kong, and Chase Manhattan Trust. A Chartered Financial Analyst, he earned a BA from Harvard University.

European Small Company Fund
      For the one-year period ended 1/31/97, Lipper Analytical Services ranked European Small Company Fund #5 of 51 European region funds, based on total return unadjusted for commissions.(2),(3)
      For the six-month period ended 1/31/97, INVESCO European Small Company Fund achieved a total return of 11.71%, compared to the James Capel Smaller European Index, which had a total return of 12.47%. (Of course, past performance is not a guarantee of future results.)(1),(2)
      Continental Europe is in a state of dynamic transition. Fueled by the constraints of the Maastricht Treaty (which created the foundation for a European Union), many European nations are addressing concerns over government deficits, domestic inflation, and interest rates. In turn, these actions generally have produced positive results for their economies and stock markets. We feel that this positive momentum will continue into 1997, as it appears that many European central banks have taken a benign view of inflation and may use monetary policy to stimulate growth, since fiscal spending opportunities are somewhat constrained by the Maastricht Treaty.
      For 1997, the fund will continue to invest in European small capitalization companies (companies typically with a market capitalization of $1 billion or less). We continue to believe that the best investment opportunities exist with companies that exhibit market leadership in niche growth sectors such as services, software, health care, and specific consumer products. These types of companies typically offer the best combination of earnings potential and low price-to-earnings ratios.
      We continue to be heavily exposed to the U.K., where the prospects for strong growth still exist. The fund is also strategically positioned in France and the Netherlands for 1997.

Looking Forward
      After years of stagnant performance, it presently appears that Europe has many positive factors working for it in the short- and long-run. However, it is important to remember that, as exciting as these changes are, Europe still has lingering problems that need to be addressed, such as competitive gaps with most industrialized nations, industry restructuring, privatization, and unemployment. Such issues typically increase short-term market volatility.

Graph:      European     Small     Company     Fund    Total    Return    from
            Inception(2/15/95) through 1/31/97

      This line graph compares the value of a $10,000 investment in INVESCO European Small Company Fund to the value of a $10,000 investment in the MSCI-EAFE Index and James Capel Small European Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (2/15/95) through 1/31/97.


                           European Small Company Fund
                         Average Annualized Total Return
                                as of 1/31/97(2)

                    1 year                             30.00%
                    -----------------------------------------
                    Since inception (2/95)             30.32%
                    -----------------------------------------

Fund Management
      Claire Griffiths and Andy Crossley of our London sister company, INVESCO Asset Management Limited, lead a group responsible for management of INVESCO European Small Company Fund. Claire graduated from St. John's College, Cambridge, and began her investment career in 1989. Andy began his investment career in 1988 after graduating from Loughborough University.

Latin American Growth Fund
      For the one-year period ended 1/31/97, Lipper Analytical Services ranked Latin American Growth Fund #16 of 27 Latin American funds, based on total return unadjusted for commissions.(2),(3)
      For the six-month period ended 1/31/97, INVESCO Latin American Growth Fund had a total return of 15.52%, compared to a total return of 18.61% for the MSCI-Latin American Index. (Of course, past performance is not a guarantee of future results.)(1),(2)

                           Latin American Growth Fund
                        Average Annualized Total Return
                                as of 1/31/97(2)

                    1 year                             20.73%
                    -----------------------------------------
                    Since inception (2/95)             24.87%
                    -----------------------------------------

      Over the last six months, the Latin American markets have experienced improving fundamentals which enhanced returns. In fact, just in the month of January 1997, the fund had a total return of 8.82%. These returns, while exciting, have to be taken in the proper context. Shareholders should remember that economic, political, and social risks are inherent to developing and emerging economies--especially in Latin America. But risk, which can create market volatility, can also create buying opportunities. (Of course, past performance is not a guarantee of future results.)(2)
      An excellent example of this would be the situation in Lima, Peru, where Tupak Amaru guerrillas are holding captive roughly 70 political prisoners in the Japanese ambassador's residence. This situation increased the political risk in Peru--which in turn devalued their stock market. However, it has not affected the underlying fundamentals of the economy. Thus, political instability has created a buying opportunity in Peru, where stocks seem undervalued compared to their fundamentals. As a result, we have increased our exposure to Peru.
      One Latin American market that was profitable for 1996 and which we continue to like for 1997 is Brazil. President Cardoso's economic and political reforms have had a positive influence on the economy. Presently, Brazil has three major fundamental factors working in its favor: first, it is blessed with an abundance of natural resources; second, it appears that inflation and interest rates are under control; and third, continuing privatization of many state-owned industries. Two Brazilian companies that have been stellar performers for the fund and are likely to benefit from an improving economy are Cia Energetica de Minas Gerais and Light Participacoe SH, both in the utility industry.
      As we advance into 1997, we will continue to search for companies that could benefit from regional growth and privatization, as well as for undervalued companies which are not widely followed by international investors.

Graph:      Latin   American   Growth  Fund  Total   Return   from   Inception
            (2/15/95) through 1/31/97

      This line graph compares the value of a $10,000 investment in INVESCO Latin American Growth Fund to the value of a $10,000 investment in the MSCI-Latin American Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (2/15/95) through 1/31/97.


Looking Forward
      In our view, Latin American markets offer dynamic long-term growth potential. Currently, the valuation levels within these markets seem extremely low compared to most other markets. Many Latin American markets currently trade from price/earnings ratios in the low teens, based on '97 earnings. Consequently, we feel that when the developed markets (such as the U.S. market) slow their torrid pace, Latin American equity markets could see a flow of
capital     seeking    out    their     extremely     attractive     valuation
levels--which might help enhance their returns.
      However, it is imperative to remember that short-term volatility has and will occur in these markets--for instance the peso devaluation crisis that occurred in Mexico in December 1994. Accordingly, investors should maintain a long-term investment horizon while being prepared to ride out short-term volatility.

Fund Management
      Peter Jarvis and Jane Lyon of our London sister company, INVESCO Asset Management Limited, lead a group responsible for management of INVESCO Latin American Growth Fund. Peter graduated from St. John's College, Oxford, and joined INVESCO in 1993 specializing in Latin American securities. Jane began her investment career in 1986 after graduating from Oxford University.

Worldwide Capital Goods Fund
      For the one-year period ended 1/31/97, Lipper Analytical Services ranked Worldwide Capital Goods Fund #71 of 162 global funds, based on total return unadjusted for commissions.(2),(3)
      For the six-month period ended 1/31/97, INVESCO Worldwide Capital Goods Fund had a total return of 17.13%, compared to a total return of 24.13% for the domestic S&P 500 and 1.0% for the international MSCI-EAFE. Keep in mind that these indexes measure broad equity performance, while the fund invests in a targeted market sector. (Of course, past performance is not a guarantee of future results.)(1),(2)
      The capital goods market is typically a cyclical sector. This group of industries usually performs well in the early stages of a business cycle, when an economy is coming out of a recession and starts expanding. However, most economies--including that of the U.S. which is in its unprecedented seventh year of expansion--are at the tail-end of their business cycles. This phenomenon has caused many capital goods stocks to lag behind the market for the last couple of years, as they have been out of favor with investors.
      We will continue to focus our investment strategy on companies with leadership positions and global exposure within the capital goods sector. In 1997, we will be emphasizing industries such as foreign infrastructure, electrical and machinery equipment, and selected natural resources.
      A stock that has performed well for us and we continue to like for 1997 is Sealed Air, a company that makes protective packaging material. This firm continues to improve fundamentally as earnings have steadily increased year after year.

Graph:      Worldwide     Capital     Goods    Fund    Total    Return    from
            Inception(8/1/94) through 1/31/97

      This line graph compares the value of a $10,000 investment in INVESCO Worldwide Capital Goods Fund to the value of a $10,000 investment in the SP 500 Index and MSCI-EAFE Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/1/94) through 1/31/97.

                          Worldwide Capital Goods Fund
                         Average Annualized Total Return
                                as of 1/31/97(2)

                    1 year                             16.40%
                    -----------------------------------------
                    Since inception (8/94)              6.01%
                    -----------------------------------------

      International regions we favor for 1997 are Mexico and most Latin American countries. In our opinion, economic and political reforms in these areas have created positive fundamentals for growth which, in turn, should stimulate infrastructure development and increase demand for capital goods.

Looking Forward
      It appears that 1997 might be a difficult year for the capital goods sector, as many global economies appear to be growing at a more subdued level. As we pointed out, however, certain countries may enjoy growth well above the average, and careful stock selection offers additional potential.

Fund Management
     INVESCO Worldwide Capital Goods Fund is managed by Vice President Albert M. Grossi. Before joining INVESCO in 1995, he was associated with Westinghouse Pension Investments Corp. Al earned an MBA and BA from Rutgers University.

Worldwide Communications Fund
      For the one-year period ended 1/31/97, Lipper Analytical Services ranked Worldwide Communications Fund #63 of 162 global funds, based on total return unadjusted for commissions.(2),(3)
      For the six-month period ended 1/31/97, INVESCO Worldwide Communications Fund had a total return of 13.08%, compared to a total return of 24.13% for the domestic S&P 500 and 1.0% for the international MSCI-EAFE. The sector and the fund lagged behind the domestic S&P 500 as international exposure somewhat hindered performance. Keep in mind that these indexes measure broad equity performance, while the fund invests in a targeted market sector. (Of course, past performance is not a guarantee of future results.)(1),(2)

                         Worldwide Communications Fund
                        Average Annualized Total Return
                                as of 1/31/97(2)

                    1 year                             17.37%
                    -----------------------------------------
                    Since inception (8/94)             20.82%
                    -----------------------------------------

     The worldwide communications market continues to be an alluring and dynamic sector. Deregulation and privatization in Eastern Europe, corporate reorganization in Italy, and economic and political reforms in Brazil have each made a positive impact on this group of industries.
      Over the last six months, we have decreased our exposure to the U.K. market and increased our exposure to southern Europe. We believe that certain southern European companies are presently selling at low valuations compared to their growth potential and thus offer excellent long-term investments. However, we expect some volatility in the near-term as many southern European companies in 1997 will be coming out with IPOs and secondary offerings. This could saturate demand for communication stocks, as investors' interest shifts towards newer firms.
      Another region we are excited about for 1997 is Latin America. We feel the prospects for growth and industry restructuring have created positive fundamentals for their economies and local communication companies.
      We feel that certain companies within the telecommunication equipment industry offer phenomenal growth potential, but are currently undervalued and over the long-run could offer attractive returns. Holdings in this area include Motorola, Nokia, and Lucent Technologies.
      Some individual stocks that are intriguing to us for 1997 are the following: Viatel Inc., a small U.S. telecommunication company with exposure to European markets, which should benefit from the deregulation and privatization presently occurring in Europe; NEXTEL Communication Inc., a mobile communication service provider which has fallen out of favor with investors and which we believe is currently undervalued; and Telecommunicacoes Brasileiras, a Brazilian telecommunication company that should benefit from President Cardoso's economic reforms.

Graph:      Worldwide     Communications     Fund    Total     Return     from
            Inception(8/1/94) through 1/31/97

      This line graph compares the value of a $10,000 investment in INVESCO Worldwide Communications Fund to the value of a $10,000 investment in the S&P 500 Index and MSCI-EAFE Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/1/94) through 1/31/97.

Looking Forward
      As 1997 continues, we will look for communication companies that have global exposure, attractive valuation levels, and the potential for growth. However, this year stock selectivity will be crucial as many global bourses reach their all-time highs and consequently might be overvalued. The long-term outlook for this sector still appears quite positive notwithstanding some short-term volatility.

Fund Management
      Vice President Jeffrey G. Morris was named manager of Worldwide Communications Fund in 1996. Jeff joined INVESCO in 1991. He earned an MS from University of Colorado at Denver and BS from Colorado

State University and is a Chartered Financial Analyst.

(1)The MSCI-EAFE, MSCI-Pacific Ex Japan, MSCI-Latin American and James Capel Smaller European Index are unmanaged indexes of common stocks considered to be representative respectively of the equity markets of Europe/Australia/Far East; Pacific Basin excluding Japan; Latin American; and European small-capitalization. The S&P 500 is an unmanaged index indicative of the broad U.S. stock market.

(2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3)Lipper rankings are provided for one-, five-, and 10-year periods, except for funds introduced more recently, and are based on total return unadjusted for commissions.

INVESCO Specialty Funds, Inc.
Ten Largest Common Stock Holdings
January 31, 1997

Description                                                              Value
--------------------------------------------------------------------------------
ASIAN GROWTH Fund
HSBC Holdings PLC                                                    $ 1,806,815
Hutchison Whampoa Ltd                                                  1,691,058
Cheung Kong InfrastructureHoldings Ltd                                 1,546,523
Berjaya Leisure Berhad                                                 1,353,157
Sun Hung Kai Properties Ltd                                            1,106,595
Cheung Kong Holdings Ltd                                               1,100,207
China Resources Enterprise Ltd                                         1,097,781
Great Eagle Holdings Ltd                                               1,094,078
Hang Seng Bank Ltd                                                     1,024,488
Advanced Systems Automation Ltd                                          948,995

EUROPEAN SMALL COMPANY Fund
Fila Holding SpA Sponsored ADR                                       $ 3,459,250
Wolford AG Bearer Shrs                                                 3,390,356
Altran Technologies SA                                                 3,241,474
Gucci Group NV New York Registered Shrs                                3,062,025
KCI Konecranes International                                           2,811,058
Assa Abloy AB Series B Shrs                                            2,501,281
Tomra Systems A/S A                                                    2,291,176
Baan Co NV                                                             2,208,855
Salomon SA                                                             2,129,637
Bulgari SpA                                                            2,114,077

LATIN AMERICAN GROWTH Fund
Cemex SA de CV Series B Shrs                                         $ 1,457,222
Grupo Financiero Banamex-Accival SA de CV
   Series B Shrs                                                       1,432,222
Cia Siderurgica Nacional                                               1,293,038
Empresas La Moderna SA de CV Sponsored ADR
   Participation Certificates Representing
   Ord Series A                                                        1,176,500
Cifra SA de CV Series C Shrs                                           1,145,650
Grupo Carso SA de CV Series A-1 Shrs                                   1,135,548
Alfa SA de CV Participation Certificates
   Series A Shrs                                                       1,078,576
Telecomunicacoes Brasileiras SA                                        1,049,350
Panamerican Beverages Class A                                          1,047,500
Grupo Televisa SA de CV Participation
   Certificates Representing Series
   A, D & L Shrs                                                       1,043,476

REALTY Fund
Kilroy Realty                                                        $ 1,025,000
American General Hospitality                                             757,875
FelCor Suite Hotels                                                      756,150
Equity Residential Properties Trust SBI                                  752,500
Liberty Property Trust SBI                                               576,800
Essex Property Trust                                                     564,525
Capstead Mortgage                                                        521,850
Sun Communities                                                          514,763
First Industrial Realty Trust                                            513,300
Beacon Properties                                                        493,350

WORLDWIDE CAPITAL GOODS Fund
Grainger (W W) Inc                                                  $    154,500
Coastal Corp                                                             145,125
AlliedSignal Inc                                                         140,500
Eaton Corp                                                               140,000
United Technologies                                                      139,500
Banco Latinoamericano de Exportaciones
   SA Series E Shrs                                                      129,062
Sealed Air                                                               128,250
Yacimientos Petroliferos Fiscales SA Sponsored ADR                       125,438
Burlington Resources                                                     124,375
Applied Materials                                                        123,437

WORLDWIDE COMMUNICATIONS Fund
WorldCom Inc                                                        $  2,110,500
SBC Communications                                                     1,865,750
Ameritech Corp                                                         1,792,500
BellSouth Corp                                                         1,672,937
Yorkshire-Tyne Tees Television Holdings PLC                            1,639,998
ALLTEL Corp                                                            1,542,000
BCE Inc                                                                1,511,250
Scottish Television PLC                                                1,468,291
Lucent Technologies                                                    1,356,250
Telecom Italia Mobile SpA                                              1,338,565



Composition of holdings is subject to change.

INVESCO Specialty Funds, Inc.
Statement of Investment Securities
January 31, 1997
UNAUDITED

                                                                  Shares or
                                                 Industry         Principal
Description                                          Code            Amount             Value
---------------------------------------------------------------------------------------------

ASIAN GROWTH Fund
COMMON STOCKS & WARRANTS 92.83%
HONG KONG 29.34%
Bank of East Asia Ltd                                  BK            26,000       $   117,099
Cheung Kong Holdings Ltd                               RE           118,000         1,100,207
Cheung Kong Infrastructure
   Holdings Ltd*                                       EC           535,000         1,546,523
China Everbright-IHD Pacific Ltd                       RT         1,000,000           722,674
China Light & Power Ltd                                EU            79,000           370,074
China Resources Enterprise Ltd                         RE           514,000         1,097,781
CITIC Pacific Ltd                                      MY           115,000           566,912
Continental Mariner Investment Ltd*                    TR           950,000           468,932
Great Eagle Holdings Ltd                               RE           270,000         1,094,078
Hang Seng Bank Ltd                                     BK            87,000         1,024,488
Hutchison Whampoa Ltd                                  MY           224,000         1,691,058
Hysan Development Ltd                                  RE           186,000           676,888
Lai Sun Development Ltd                                RE           430,000           665,893
New Asia Realty & Trust Class B                        RE           500,000           322,623
New World Development Ltd                              RE           144,000           888,270
Sun Hung Kai Properties Ltd                            RE            98,000         1,106,595
Swire Pacific Ltd Class A Shrs                         AR            80,000           735,579
                                                                                  -----------
                                                                                   14,195,674
                                                                                  -----------
INDIA 5.06%
BSES Ltd Regulation S GDR*^                            UE            28,600           559,130
EIH Ltd GDR                                            LH            10,500           189,000
Gujarat Ambuja Cement Ltd GDR                          BM            47,000           411,250
Industrial Credit & Investment
   Corp of India Ltd Registered S GDR                  FN            66,500           560,927
Mahindra & Mahindra Ltd GDR*                           AM            30,000           348,750
Tata Engineering & Locomotive
   Ltd Sponsored GDR                                   AM            20,000           190,000
Tata Engineering & Locomotive
   Ltd Sponsored GDR Representing
   Registered S Shrs                                   AM            20,000           190,000
                                                                                  -----------
                                                                                    2,449,057
                                                                                  -----------




INDONESIA 5.95%
PT Bank Danamon Indonesia
   Foreign Shrs                                        BK           325,000           324,959
PT Bank Internasional Indonesia
   Foreign Shrs                                        BK           254,824           195,788
   Warrants (Exp 2000)*                                BK            22,652             6,676
PT Indofood Sukses Makmur
   Foreign Shrs                                        FD           300,000           663,075
PT Kalbe Farma Foreign Shrs                            DR           509,500           643,498
PT Lippo Bank Foreign Shrs                             BK           600,000           612,555
PT Semen Gresik Foreign Shrs                           EC            13,000            39,816
PT Telekomunikasi Indonesia
   Foreign Shrs                                        TP           220,000           393,635
                                                                                  -----------
                                                                                    2,880,002
                                                                                  -----------
LUXEMBOURG 1.81%
Korea Asia Fund IDR*                                   FN               103           875,757
                                                                                  -----------
MALAYSIA 19.92%
Arab-Malaysian Berhad                                  MY           140,000           754,839
Bandar Raya Developments Berhad                        RE           160,000           370,177
Berjaya Leisure Berhad                                 GM           590,000         1,353,157
Hong Leong Credit Berhad                               FN           125,000           799,702
Landmarks Berhad                                       LH           535,000           843,842
Magnum Corp Berhad                                     GM           328,000           659,880
Malaysian Industrial Development
   Finance Berhad                                      FN           326,000           595,518
Malaysian Resources Berhad                             RE           172,000           698,990
Perusahaan Otomobil Nasional
   Berhad-Proton                                       AM            28,000           179,133
Public Bank Berhad Foreign Shrs                        BK           136,000           300,970
RJ Reynolds Berhad                                     TO            48,000           119,744
Rashid Hussain Berhad                                  IV            30,000           247,455
Renong Berhad                                          CG           430,000           788,959
Road Builder Holdings Berhad                           EC            48,000           287,772
Tanjong PLC                                            GM            90,000           394,721
Time Engineering Berhad                                MY            34,000            75,242
Time Engineering Berhad
   Warrants (Exp 2001)*                                MY            51,000            32,218
United Engineers Berhad Ltd                            EC            80,000           717,821
United Merchant Group                                  FN           220,000           417,817
                                                                                  -----------
                                                                                    9,637,957
                                                                                  -----------
PAKISTAN 0.89%
Hub Power Ltd Sponsored GDR*                           UE           18,000            432,000
                                                                                  -----------





PHILIPPINES 5.35%
Bank of the Philippine Islands                         BK            90,000           621,637
Benpres Holdings Sponsored GDR*                        BR            50,000           412,500
C&P Homes                                              EC           387,500           209,561
First Philippine Holdings B Shrs                       CG           200,000           519,929
Fortune Cement*                                        BM           400,000           227,706
Mondragon International Philippines*                   RT         1,000,000           436,437
William Gothong & Aboitiz*                             TR         1,000,000           163,189
                                                                                  -----------
                                                                                    2,590,959
                                                                                  -----------
SINGAPORE 13.88%
Advanced Systems Automation Ltd*                       MY           730,000           948,995
City Developments Ltd                                  RE            66,000           661,079
DBS Land Ltd                                           RE           208,000           857,001
Development Bank Ltd Foreign Shrs                      BK            37,000           512,538
Fraser & Neave Ltd                                     FD            68,000           661,789
Keppel Corp Ltd                                        MY            80,000           647,866
Overseas Union Bank Ltd
   Foreign Shrs                                        BK            64,000           518,293
Straits Steamship Land Ltd                             MY           207,000           735,242
United Industrial Ltd                                  MY           140,000           119,344
United Overseas Bank Ltd                               BK            56,000           652,412
Wing Tai Holdings Ltd                                  RE           126,000           399,205
                                                                                  -----------
                                                                                    6,713,764
                                                                                  -----------
SOUTH KOREA 3.68%
Cho-Hung Bank Ltd                                      BK            31,050           201,538
Daewoo Heavy Industries                                MY            63,500           373,225
Korea Electric Power                                   EU            18,500           610,028
Seoul City Gas*                                        NG             9,400           565,542
Sungmi Telecom Electronics                             CM               220            30,418
                                                                                  -----------
                                                                                    1,780,751
                                                                                  -----------
THAILAND 3.22%
Asia Credit PLC Foreign Shrs                           IV            70,000           289,024
Electricity Generating PLC
   Foreign Shrs                                        EU            45,000           109,397
Industrial Finance Warrants
   (Exp 1997)*                                         FN           100,000            73,317
Siam Commercial Bank PLC
   Foreign Shrs                                        BK           100,000           655,996
Thai Airways International PLC                         TR           125,000           200,176
Thai Farmers Bank PLC Foreign Shrs                     BK            15,000            86,823
   Warrants (Exp 2002)*                                BK             1,875             1,266
Total Access Communications PLC                        TL            20,000           141,000
                                                                                  -----------
                                                                                    1,556,999
                                                                                  -----------




UNITED KINGDOM 3.73%
HSBC Holdings PLC                                      BK            78,000         1,806,815
                                                                                  -----------
TOTAL COMMON STOCKS & WARRANTS
   (Cost $42,175,683)                                                              44,919,735
                                                                                  -----------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 7.17%
UNITED STATES 7.17%
Repurchase Agreement with
   State Street Bank & Trust Co
   dated 1/31/1997 due 2/3/1997
   at 5.470%, repurchased at
   $3,469,581 (Collateralized
   by US Treasury Notes due
   3/31/2001 at 6.375% value
   $3,616,927) (Cost $3,468,000)                       RA         3,468,000         3,468,000
                                                                                  -----------
TOTAL INVESTMENT SECURITIES AT
   VALUE 100.00%
   (Cost $45,643,683#)                                                            $48,387,735
                                                                                  ===========

EUROPEAN SMALL COMPANY Fund
COMMON STOCKS & RIGHTS 95.96%
AUSTRALIA 0.69%
Cortecs International Ltd
   London Shrs*                                        HD           300,000          $999,960
                                                                                  -----------
AUSTRIA 2.36%
Wolford AG Bearer Shrs                                 TA            26,400         3,390,356
                                                                                  -----------
BELGIUM 1.29%
Barco NV*                                              EI             6,440         1,080,317
Creyf's SA                                             SV            10,264           775,721
                                                                                  -----------
                                                                                    1,856,038
                                                                                  -----------
DENMARK 3.58%
Coloplast A/S Registered B Shrs                        MQ            14,000         1,060,300
Coloplast A/S Registered B Shrs
   Rights*                                             MQ            14,000           526,821
Falck Holding A/S                                      TR             4,200         1,055,884
Martin Gruppen A/S                                     MG            19,431         1,067,226
NeuroSearch A/S*                                       HM            24,800         1,084,131
Nordtank Energy Group A/S                              MG             7,800           362,497
                                                                                  -----------
                                                                                    5,156,859
                                                                                  -----------





FINLAND 3.09%
KCI Konecranes International*                          MY             1,500         2,811,058
Martela OY Series A Shrs                               OE            21,400           569,790
TT Tieto OY Series B Shrs                              CY            13,400         1,070,353
                                                                                  -----------
                                                                                    4,451,201
                                                                                  -----------
FRANCE 12.45%
ADA                                                    BM            16,890         1,344,428
Altran Technologies SA                                 EC             9,100         3,241,474
BIC SA                                                 MY             3,400           542,504
CIPE France SA                                         SV             8,200         1,082,909
Cegedim SA                                             SV             4,350           381,669
Christian Dalloz*                                      SV             1,700           691,969
Dassault Systemes SA*                                  CS            36,350         2,005,671
Grand Optical Photoservice                             PI             7,500         1,127,503
Jet Multimedia SA Registered Shrs                      CS             5,900           682,037
Manutan                                                DC            17,800         1,484,487
Penauille Polyservices                                 SV             5,100         1,290,753
Picogiga SA*                                           ES            20,627           951,550
Salomon SA                                             LT            27,000         2,129,637
UBI Soft Entertainment*                                TY            14,000           962,425
                                                                                  -----------
                                                                                   17,919,016
                                                                                  -----------
GERMANY 2.20%
CeWe Color Holding AG                                  PI             2,752           636,873
Data Modul AG                                          EI            54,894         1,156,403
Puma AG Rudolf Dassler Sport*                          TA            44,200         1,373,743
                                                                                  -----------
                                                                                    3,167,019
                                                                                  -----------
IRELAND 0.98%
Adare Printing Group PLC                               PB            88,500           865,110
Anglo Irish Bank PLC                                   BK           425,000           544,850
                                                                                  -----------
                                                                                    1,409,960
                                                                                  -----------
ITALY 9.96%
Bulgari SpA                                            CJ           111,800         2,114,077
Bulgari SpA Sponsored ADR^                             CJ            40,700           769,971
De Rigo SpA Sponsored ADR*                             MQ            51,600           490,200
Fila Holding SpA Sponsored ADR                         FW            50,500         3,459,250
Gucci Group NV New York
   Registered Shrs                                     RT            43,900         3,062,025
Luxottica Group SpA
   Sponsored ADR                                       PS            34,300         1,929,375
SAES Getters SpA  Non-Conv
   Savings Shrs                                        EB            51,460           655,112
Safilo SpA*                                            MQ            10,258           178,366
Simint SpA*                                            TA           345,000         1,680,752
                                                                                  -----------
                                                                                   14,339,128
                                                                                  -----------





NETHERLANDS 9.42%
Aalberts Industries NV                                 CG            50,100         1,280,841
Ahrend Groep NV                                        OE            21,900         1,322,290
Axxicon Group NV                                       MG            58,100         1,460,084
Baan Co NV*                                            CS            48,680         2,208,855
Getronics NV                                           CS            51,860         1,483,809
Heidemij NV                                            PC           122,200         1,262,945
IHC Caland NV                                          TR            20,300         1,191,454
QIAGEN NV New York
   Registered Shrs*                                    BI            68,000         1,708,500
Randstad Holding NV                                    SV            13,200           917,624
Toolex Alpha NV*                                       RT            63,300           723,074
                                                                                  -----------
                                                                                   13,559,476
                                                                                  -----------
NORWAY 5.33%
Agresso A/S A*                                         CS           300,000         1,077,788
Alvern Norway A/S A*                                   SV            25,240           323,016
Ark A/S A                                              CS            93,400           856,880
Nera A/S A                                             CM            32,500         1,578,520
Tandberg A/S A*                                        CM            40,000         1,548,068
Tomra Systems A/S A                                    MY           117,932         2,291,176
                                                                                  -----------
                                                                                    7,675,448
                                                                                  -----------
SWEDEN 6.55%
Assa Abloy AB Series B Shrs                            MG           133,000         2,501,281
Biacore International AB*                              MQ            65,766         1,200,459
Caran AB Series B Shrs                                 CY           105,750         1,001,712
Frontec AB Series B Shrs*                              CS            50,160           776,868
Meda AB Series A Shrs                                  HD            36,629           724,324
OXiGENE Europe AB*                                     DR             7,700           239,577
Pricer AB Series B Shrs*                               SV            23,828           830,348
Scala International AB*                                CS             7,000           759,871
Scandic Hotels AB*                                     LH            77,752         1,279,471
WM-Data AB Series B Shrs                               CS             1,185           110,610
                                                                                  -----------
                                                                                    9,424,521
                                                                                  -----------
SWITZERLAND 2.46%
Disetronic Holding AG*                                 MQ               700         1,458,333
Fotolabo SA                                            PI             2,500           939,784
Stratec Holding AB Registered
   B Shrs*                                             MQ               900         1,138,280
                                                                                  -----------
                                                                                    3,536,397
                                                                                  -----------





UNITED KINGDOM 34.30%
ABI Leisure Group PLC                                  LT           733,666         1,058,130
Acorn Computer Group PLC*                              CS            97,500           289,051
Airsprung Furniture Group PLC                          HA            70,871           316,295
American Port Services PLC                             SC           149,500           330,612
Anglian Group PLC                                      BM           225,000           890,589
Antonov PLC*                                           AP           361,500           419,995
Appleyard Group PLC                                    AM           375,000           426,666
AromaScan PLC*                                         EI           313,693           452,424
Atlantic Telecom Group PLC*                            CA           550,000         1,339,690
Avocet Mining PLC*                                     GP           375,000         1,171,828
Avonside Group PLC*                                    EC           800,000           602,540
Blacks Leisure Group PLC                               RT           120,000           744,201
Brunel Holdings PLC                                    MG           500,000           152,238
Burford Holdings PLC                                   RE           149,000           346,220
Business Post Group PLC                                SV            60,000           485,557
CRT Group PLC                                          BM           125,000           448,700
Cantab Pharmaceuticals PLC*                            BI            57,500           732,543
Charles Sidney PLC                                     AM           300,000           442,290
Circle Communications PLC*                             BR           125,000           405,633
Countryside Properties PLC                             RE           700,000         1,088,098
EFT Group PLC                                          FN           200,000           487,160
Eurocamp PLC                                           LT           266,245           972,779
Eurodis Electron PLC                                   EI           204,761           738,291
European Telecom PLC                                   TL           175,000           521,614
Fenchurch PLC                                          IN           200,000           200,313
First Choice Holidays PLC                              LT           600,000           865,350
FirstBus PLC                                           TR           125,000           493,770
GEI International PLC                                  MY           200,000           352,550
Games Workshop Group PLC                               LT           117,500           965,947
Gearhouse Group PLC                                    SV           100,000           520,813
Geest PLC                                              FD            85,000           371,860
Greenway Holdings PLC                                  PC           163,749           175,813
Hambro Countrywide PLC                                 RE           750,000         1,502,344
Hartstone Group PLC                                    TA         2,000,000           384,600
Helical Bar PLC                                        RE           115,000           770,322
Hogg Robinson PLC                                      SV           100,000           350,948
IOC International PLC*                                 EI           177,000           494,956
Innovative Technologies Group PLC*                     CH           275,000           824,086
Inspirations PLC                                       LT           189,000           242,298
Intelligent Environments Group PLC*                    CS           300,000           362,966
Jarvis PLC                                             BM           200,000           544,850
Kenwood Appliances PLC                                 HA           105,000           311,286
Kunick PLC                                             LT         1,000,000           420,656
La Senza PLC*                                          RT           200,000           360,563
Limelight Group PLC*                                   HH           125,000           350,547
Lionheart PLC*                                         HB           531,250            87,261
London Forfaiting PLC                                  FN           100,000           538,440
Lowndes Lambert Group Holdings PLC                     IN           111,000           190,329
MAID PLC*                                              CS           208,500           557,982
McCarthy & Stone PLC                                   HB           450,000           814,871
Memory Corp PLC*                                       CY           340,000           324,186





Mentmore Abbey PLC                                     OE           465,000           409,839
Michael Page Group PLC                                 BM            50,000           375,786
NSM PLC*                                               GP           575,000            73,715
Norbain PLC                                            EI           120,000           615,360
Northern Leisure PLC                                   LT           300,000         1,023,998
Orbis PLC                                              SC           750,000           504,787
P&P PLC                                                RT           300,000           836,505
PPL Therapeutics PLC*                                  BI            80,000           410,240
Peek PLC                                               EI           350,000           544,049
Pendragon PLC                                          AM           100,000           624,975
Persona Group PLC                                      CS           150,000           832,899
Psion PLC                                              CY           125,000           831,297
Quadramatic PLC                                        MG           100,000           405,432
Quality Software Products
   Holdings PLC                                        CS             7,490            25,206
Queensborough Holdings PLC*                            RE         1,000,000           512,800
Ramco Energy PLC                                       OW            70,000         1,351,709
Regal Hotel Group PLC                                  LH           700,000           703,898
Richards PLC                                           TA           337,500           221,746
Robert Walters PLC*                                    SV           275,000           713,914
Rubicon Group PLC                                      MG           210,000           420,656
Rutland Trust PLC                                      FN           975,000           945,275
Savills PLC                                            SC           193,940           335,652
Scottish Highland Hotels PLC*                          LH           223,919           550,804
Slimma PLC                                             TA           170,000           174,352
Specialty Shops PLC                                    RE           302,500           538,079
TC Group PLC                                           NH           363,450           622,907
Tottenham Hotspur PLC                                  ET           100,000         1,005,569
TransTec PLC                                           MG           300,000           516,806
Vero Group PLC                                         CM           250,000           737,150
VideoLogic Group PLC*                                  CY           450,000           331,718
Vymura PLC                                             BM           440,834         1,356,358
Wagon Industrial Holdings PLC                          MG           145,000           779,576
Wainhomes PLC                                          EC           416,269           867,192
Westminster Health Care
   Holdings PLC                                        NH            98,530           450,788
Xenova Group PLC*                                      BI           102,941           475,093
                                                                                  -----------
                                                                                   49,369,181
                                                                                  -----------
UNITED STATES 1.30%
OXiGENE Inc*                                           DR            35,300         1,138,425
PETsMART Inc*                                          RT            32,140           731,185
                                                                                  -----------
                                                                                    1,869,610
                                                                                  -----------
TOTAL COMMON STOCKS & RIGHTS
   (Cost $127,915,747)                                                            138,124,170
                                                                                  -----------







PERFERRED STOCKS 4.04%
GERMANY 4.04%
Berentzen Gruppe AG Non-Voting Pfd                     FD            26,240           805,930
Biotest AG Non-Voting Pfd                              HD            29,700         1,113,500
Fresenius AG Non-Voting Pfd                            HM             8,600         1,727,666
Marschollek, Lautenschlaeger und
   Partners AG Non-Voting Pfd                          IN             7,825         1,266,180
Sander (Jil) AG Non-Voting Pfd                         TA             1,460           900,408
                                                                                  -----------
TOTAL PREFERRED STOCKS
   (Cost $5,418,194)                                                                5,813,684
                                                                                  -----------
TOTAL INVESTMENT SECURITIES
   AT VALUE  100.00%
   (Cost $133,333,941)
   (Cost for Income Tax
   Purposes $133,584,747)                                                         143,937,854
                                                                                  ===========

LATIN AMERICAN GROWTH Fund
COMMON STOCKS 57.88%
ARGENTINA 9.56%
Aluar Aluminio Argentina SAIC
   Class B Shrs*                                       AL           130,000           342,037
Astra Cia Argentina de Petroleo SA                     OG           329,483           616,380
Atanor SA Series D Shrs                                CH            80,000           259,304
Banco Frances del Rio de la
   Plata SA Sponsored ADR                              BK            23,000           690,000
Cresud SA Series B Shrs*                               FD           130,000           245,798
Disco SA Sponsored ADR*                                RT            20,000           540,000
Inversiones y Representaciones
   SA Sponsored GDR                                    RE            10,000           365,000
Perez Companc SA                                       MY            65,000           485,744
Siderar SAIC Series A Shrs*                            IS           230,000           740,896
Telecom Argentina STET-France
   Telecom SA Sponsored ADR                            TP            12,000           567,000
Yacimientos Petroliferos
   Fiscales SA Sponsored ADR
   Representing Class D Shrs                           OG            10,000           278,750
                                                                                  -----------
                                                                                    5,130,909
                                                                                  -----------
BRAZIL 8.23%
Cia Paranaense de Energia-Copel                        EU        52,000,000           696,251
Cia Paulista de Forca e Luz*                           EU         5,500,000           673,298
Cia Siderurgica Nacional                               IS        40,000,000         1,293,038
Light Participacoes SA*                                EU         2,500,000           705,337
Telecomunicacoes Brasileiras SA                        TL        13,000,000         1,049,350
                                                                                  -----------
                                                                                    4,417,274
                                                                                  -----------




CHILE 7.61%
Administradora de Fondos de
   Pensiones Provida SA
   Sponsored ADR                                       FN            29,400           676,200
Chilgener SA Sponsored ADR                             EU            34,000           871,250
Cia de Telecomunicaciones de
   Chile SA Sponsored ADR
   Representing Series A Shrs                          TL            35,625           886,172
Cristalerias de Chile Sponsored ADR                    CN            15,000           309,375
Madeco SA Sponsored ADR                                BM            17,500           503,125
Maderas y Sinteticos SA
   Sponsored ADR                                       PF             1,200            19,200
Sociedad Quimica y Minera de Chile
   SA Sponsored ADR Representing
   Series B Shrs                                       CH            14,000           815,500
                                                                                  -----------
                                                                                    4,080,822
                                                                                  -----------
ECUADOR 0.63%
La Cemento Nacional GDR^                               BM             1,500           336,000
                                                                                  -----------
MEXICO 25.76%
Alfa SA de CV Participation
   Certificates Series A Shrs                          MY           205,719         1,078,576
Carso Global Telecom SA
   Series A-1 Shrs*                                    TL           145,355           424,726
Cemex SA de CV Series B Shrs                           BM           355,000         1,457,222
Cifra SA de CV Series C Shrs*                          RT           850,000         1,145,650
Consorcio ARA SA de CV
   Sponsored ADR*^                                     RE            32,000           838,870
Controladora Comercial
   Mexicana SA de CV GDR*                              RT            52,000           936,000
Empresas La Moderna SA de
   CV Sponsored ADR Participation
   Certificates Representing Ord
   Series A                                            TO            52,000         1,176,500
Gruma SA de CV Series B Shrs*                          FD            50,000           278,772
Grupo Carso SA de CV
   Series A-1 Shrs                                     MY           185,000         1,135,548
Grupo Financiero Banamex-
   Accival SA de CV Series B Shrs*                     BK           700,000         1,432,222
Grupo Televisa SA de CV
   Participation Certificates
   Representing Series A, D & L Shrs*                  BR            80,000         1,043,476
Grupo Tribasa SA de CV
   Sponsored ADR*                                      EC            65,000           390,000
Panamerican Beverages Class A                          BV            20,000         1,047,500
Sanluis Corp SA de CV Participation
   Certificates Representing S
   eries B, C & D Shrs                                 MY           180,000         1,008,182






Telefonos de Mexico SA de CV
   Ord Series L Shrs                                   TP           225,000           428,132
                                                                                  -----------
                                                                                   13,821,376
                                                                                  -----------
PERU 5.04%
CPT Telefonica del Peru SA
   Sponsored ADR Representing
   Class B Shrs                                        TP            35,000           756,875
Cementos Lima SA Sponsored ADR                         BM            39,797           667,599
Cia de Minas Buenaventura SA
   Series A Shrs                                       GP            70,257           473,344
   Series T Shrs                                       GP            25,000           167,487
Credicorp Ltd                                          FN            30,275           635,775
                                                                                  -----------
                                                                                    2,701,080
                                                                                  -----------
VENEZUELA 1.05%
Cia Anonima Nacional Telefonos
   de Venezuela ADR Representing
   Class D Shrs*                                       TL            20,000           565,000
                                                                                  -----------
TOTAL COMMON STOCKS
   (Cost $28,170,297)                                                              31,052,461
                                                                                  -----------
PREFERRED STOCKS 35.84%
BRAZIL 34.65%
Banco Bradesco SA Non-Voting Pfd                       BK       131,446,500         1,043,426
Banco Itau SA Non-Voting Pfd                           BK         2,400,000         1,097,169
Brasmotor SA Pfd                                       HA         2,000,000           535,578
Centrais Eletricas Brasileiras SA
   Class B Non-Voting Pfd                              EU         3,800,000         1,606,351
Centrais Eletricas de Santa
   Catarina SA Series B Pfd*                           UE           950,000         1,053,941
Cia Brasileira de Distribuicao
   Grupo Pao de Acucar Pfd                             RT        30,000,000           700,077
Cia Cervejaria Brahma
   Non-Voting Pfd                                      FD           855,513           520,377
Cia Cimento Portland Itau
   Non-Voting Pfd                                      BM         2,530,000           885,597
Cia de Tecidos Norte de
   Minas-Coteminas Pfd                                 TA         1,800,000           638,677
Cia Energetica de Minas Gerais Pfd                     EU        37,999,000         1,595,406
Cia Paranaense de Energia-Copel
   Series B Pfd*                                       UE        37,000,000           435,253
Cia Siderurgica Paulista-Cosipa
   Non-Voting Series B Pfd*                            IS           600,000           516,450
Cia Vale Do Rio Doce Sponsored
   ADR Representing Pfd                                GP            55,000         1,225,593






Dixie Toga SA Pfd                                      PF           449,898           357,130
Globex Utilidades SA Pfd*                              UT            40,000           703,902
Itausa-Investimentos Itau SA
   Non-Voting Pfd                                      MY         1,250,000           944,434
Marcopolo SA Series B
   Non-Voting Pfd*                                     AP         1,800,000           361,515
Perdigao SA Comercio e
   Industria Non-Voting Pfd*                           FD       360,000,000           723,030
Telecomunicacoes Brasileiras
   SA Sponsored ADR Representing Pfd                   TL            33,000         2,879,250
Usinas Siderurgicas de Minas
   Gerais SA Sponsored ADR
   Representing Pfd^                                   IS            70,000           763,182
                                                                                  -----------
                                                                                   18,586,338
                                                                                  -----------
COLOMBIA 1.19%
Banco Industrial Colombiano SA
   Sponsored ADR Representing Pfd                      BK            21,000           364,875
Cementos Diamante SA Sponsored
   ADR Representing Class B Pfd*^                      BM            20,000           272,500
                                                                                  -----------
                                                                                      637,375
                                                                                  -----------
TOTAL PREFERRED STOCKS
   (Cost $16,617,923)                                                              19,223,713
                                                                                  -----------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 6.28%
UNITED STATES 6.28%
Repurchase Agreement with
State Street Bank & Trust Co
   dated 1/31/1997 due 2/3/1997
   at 5.470%, repurchased at
   $3,370,536 (Collateralized
   by US Treasury Notes due
   3/31/2001 at 6.375% value
   $3,512,240) (Cost $3,369,000)                       RA         3,369,000         3,369,000
                                                                                  -----------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $48,157,220)
   (Cost for Income Tax Purposes
   $48,173,548)                                                                    53,645,174
                                                                                  -----------






REALTY Fund
COMMON STOCKS 94.42%
HONG KONG 4.50%
Cheung Kong Holdings Ltd ADR                           RE            32,100           294,678
New World Development Ltd
   Sponsored ADR                                       RE            23,700           288,192
Sun Hung Kai Properties Ltd
   Sponsored ADR                                       RE            26,900           303,747
                                                                                  -----------
                                                                                      886,617
                                                                                  -----------
SINGAPORE 1.64%
Singapore Land Ltd ADR                                 RE            53,700           324,257
                                                                                  -----------
UNITED STATES 88.28%
American General Hospitality                           RE            28,200           757,875
Arden Realty Group                                     RE             8,300           222,025
Bay Apartment Communities                              RE             6,800           244,800
Beacon Properties                                      RE            13,800           493,350
Bedford Property Investors                             RE            12,100           208,725
CBL & Associates Properties                            RE            15,000           384,375
Cali Realty                                            RE            14,600           481,800
Capstead Mortgage                                      RE            21,300           521,850
CarrAmerica Realty                                     RE            16,700           486,387
Catellus Development*                                  RE            12,300           169,125
Centex Corp                                            BM             7,200           280,800
Chelsea GCA Realty                                     RE             8,200           281,875
Duke Realty Investments                                RE             7,300           289,262
Equity Residential Properties
   Trust SBI                                           RE            17,500           752,500
Essex Property Trust                                   RE            19,300           564,525
FelCor Suite Hotels                                    RE            21,300           756,150
First Industrial Realty Trust                          RE            17,700           513,300
Gables Residential Trust SBI                           RE            18,400           489,900
Glenborough Realty Trust                               RE            19,500           377,812
Health Care Property Investors                         RE            10,300           360,500
Highwoods Properties                                   RE            11,800           413,000
Horizon Group                                          RE            12,600           214,200
JDN Realty                                             RE            13,700           376,750
JP Realty                                              RE             5,300           142,437
Kilroy Realty*                                         RE            40,000         1,025,000
Kimco Realty                                           RE             5,200           170,300
Koger Equity*                                          RE            16,200           289,575
Liberty Property Trust SBI                             RE            22,400           576,800
MGI Properties                                         RE            18,400           400,200
Meridian Industrial Trust                              RE            15,100           332,200
Merry Land & Investment                                RE            20,700           460,575
Nationwide Health Properties                           RE            20,000           457,500
Patriot American Hospitality                           RE             9,300           437,100






Public Storage                                         RE            12,500           365,625
RFS Hotel Investors                                    RE            19,600           367,500
Regency Realty                                         RE             5,900           154,138
Rouse Co                                               RE             7,600           235,600
Shurgard Storage Centers Class A                       RE            13,400           373,525
Simon DeBartolo Group                                  RE            14,500           424,125
Spieker Properties                                     RE             6,300           220,500
Starwood Lodging Trust SBI                             RE             3,000           122,625
Storage Trust Realty SBI                               RE            15,000           391,875
Sun Communities                                        RE            15,900           514,763
Winston Hotels                                         RE            22,000           297,000
                                                                                  -----------
                                                                                   17,399,849
                                                                                  -----------
TOTAL COMMON STOCKS
   (Cost $18,494,239)                                                              18,610,723
                                                                                  -----------
SHORT-TERM INVESTMENTS -
   US GOVERNMENT AGENCY
   OBLIGATIONS 5.58%
UNITED STATES 5.58%
Federal Home Loan Mortgage Discount
   Notes 5.422%, 2/3/1997
   (Cost $1,100,000)                                   GA         1,100,000         1,100,000
                                                                                  -----------
TOTAL INVESTMENT SECURITIES AT
   VALUE 100.00%
   (Cost $19,594,239#)                                                             19,710,723
                                                                                  -----------


WORLDWIDE CAPITAL GOODS Fund
COMMON STOCKS 86.82%
ARGENTINA 3.48%
Perez Companc SA                                       MY             6,100            45,585
Yacimientos Petroliferos
   Fiscales SA Sponsored ADR                           OG             4,500           125,438
                                                                                  -----------
                                                                                      171,023
                                                                                  -----------
CHILE 1.75%
Madeco SA Sponsored ADR                                BM             3,000            86,250
                                                                                  -----------
HONG KONG 3.70%
Cheung Kong Holdings Ltd                               RE            10,000            93,238
Hong Kong Electric Holdings Ltd                        UE            25,000            88,883
                                                                                  -----------
                                                                                      182,121
                                                                                  -----------






MEXICO 3.40%
Cemex SA de CV                                         BM            20,000            75,192
Grupo Carso SA de CV
   Series A-1 Shrs                                     MY            15,000            92,071
                                                                                  -----------
                                                                                      167,263
                                                                                  -----------
PANAMA 2.63%
Banco Latinoamericano de
   Exportaciones SA Series E Shrs                      BK             2,500           129,062
                                                                                  -----------
UNITED STATES 71.86%
Advanced Micro Devices*                                CM             3,000           105,000
Air Products & Chemicals                               CH             1,500           107,062
AlliedSignal Inc                                       MG             2,000           140,500
Applied Materials*                                     ES             2,500           123,437
Bowater Inc                                            PF             2,500           101,875
Burlington Resources                                   OG             2,500           124,375
Case Corp                                              MY             2,000           106,000
Chevron Corp                                           OG             1,500            99,563
Coastal Corp                                           NG             3,000           145,125
Control Devices*                                       AP             7,500            90,938
Cooper Industries                                      MY             2,000            86,250
Crown Cork & Seal                                      CN             2,000           115,000
Eaton Corp                                             AM             2,000           140,000
Emerson Electric                                       EE             1,000            98,750
Energy Ventures*                                       OG             1,000            60,000
Exxon Corp                                             OG             1,000           103,625
Federal Express*                                       TR             2,000           102,500
Fluor Corp                                             EC             1,000            71,125
Gardner Denver Machinery*                              MY             6,000            96,000
General Electric                                       EE             1,000           103,000
General Motors                                         EI             1,000            59,000
Georgia-Pacific Corp                                   PF             1,500           110,438
Grainger (W W) Inc                                     EE             2,000           154,500
Ingersoll-Rand Co                                      MY             2,000            91,250
Lucent Technologies                                    TL             1,000            54,250
Minnesota Mining & Manufacturing                       MG             1,000            85,250
Pennzoil Co                                            OG             1,500            93,563
Praxair Inc                                            CH             2,500           115,937
Santa Fe Energy Resources*                             OG             7,500           111,562
Sealed Air*                                            PF             3,000           128,250
Thiokol Corp                                           AE             1,500            84,000
USX-Marathon Group                                     OG             4,000           106,500
USX-US Steel Group                                     IS             2,500            79,062
United Technologies                                    AE             2,000           139,500
                                                                                  -----------
                                                                                    3,533,187
                                                                                  -----------
TOTAL COMMON STOCKS
   (Cost $3,858,123)                                                                4,268,906
                                                                                  -----------






SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 13.18%
UNITED STATES 13.18%
Repurchase Agreement with
   State Street Bank & Trust Co
   dated 1/31/1997 due 2/3/1997
   at 5.470%, repurchased at
   $648,295 (Collateralized
   by US Treasury Notes due
   2/15/2015 at 11.250% value
   $661,417)(Cost $648,000)                            RA           648,000           648,000
                                                                                  -----------
TOTAL INVESTMENT SECURITIES AT
   VALUE 100.00%
   (Cost $4,506,123) (Cost for
   Income Tax Purposes $4,506,809)                                                  4,916,906
                                                                                  ===========

WORLDWIDE COMMUNICATIONS Fund
COMMON STOCKS 94.55%
ARGENTINA 3.43%
Telecom Argentina STET-France
   Telecom SA Sponsored ADR
   Representing Class B Shrs                           TP            20,300           959,175
Telefonica de Argentina SA
   Sponsored ADR Representing
   Class B Shrs                                        TP            32,000           976,000
                                                                                  -----------
                                                                                    1,935,175
                                                                                  -----------
CANADA 6.45%
BCE Inc                                                TP            30,000         1,511,250
Newbridge Networks*                                    TP            24,000           828,000
Northern Telecom Ltd                                   TP            17,700         1,303,163
                                                                                  -----------
                                                                                    3,642,413
                                                                                  -----------
CHILE 0.94%
Cia de Telecomunicaciones de
   Chile SA Sponsored ADR                              TL            21,250           528,594
                                                                                  -----------
FINLAND 1.68%
Nokia Corp Sponsored ADR
   Representing Series A Shrs                          CM            14,200           949,625
                                                                                  -----------
FRANCE 0.97%
Cie Generale des Eaux                                  SF             4,300           550,753
                                                                                  -----------
GERMANY 1.06%
Deutsche Telekom AG*                                   TL            32,000           597,911
                                                                                  -----------
HONG KONG 1.16%
Asia Satellite Telecommunications
   Holdings Ltd Sponsored ADR*                         TL            29,000           656,125
                                                                                  -----------





ITALY 3.48%
STET Societa Finanziaria
   Telefonica SpA                                      TL           127,000           627,387
Telecom Italia Mobile SpA                              TP           450,000         1,338,565
                                                                                  -----------
                                                                                    1,965,952
                                                                                  -----------

PERU 0.77%
CPT Telefonica del Peru SA
   Sponsored ADR Representing
   Class B Shrs                                        TP            20,000           432,500
                                                                                  -----------
PHILIPPINES 0.84%
Philippine Long Distance
   Telephone Sponsored ADR                             TL             8,000           475,000
                                                                                  -----------
PORTUGAL 2.00%
Portugal Telecom SA Sponsored ADR                      TL            33,000         1,130,250
                                                                                  -----------
SPAIN 1.64%
Telefonica de Espana SA                                TP            27,000           633,380
Telefonica de Espana SA
   Sponsored ADR                                       TP             4,200           294,000
                                                                                  -----------
                                                                                      927,380
                                                                                  -----------
SWEDEN 1.55%
Ericsson (L M) Telephone ADR
   Representing Class B Shrs                           CM            26,000           875,469
                                                                                  -----------
UNITED KINGDOM 12.94%
British Telecommunications
   PLC Sponsored ADR
   Represented by Installment
   Receipts                                            TL            15,000         1,029,375
Cable & Wireless PLC Sponsored ADR                     TL            40,000           900,000
COLT Telecom Group PLC
   Sponsored ADR*                                      TL            54,500         1,117,250
HTV Group PLC                                          BR           200,000         1,153,800
Scottish Television PLC                                BR           146,600         1,468,291
Yorkshire-Tyne Tees Television
   Holdings PLC                                        BR            86,000         1,639,998
                                                                                  -----------
                                                                                    7,308,714
                                                                                  -----------





UNITED STATES 55.64%
AT&T Corp                                              TL            28,000         1,102,500
Aliant Communications                                  TL            15,000           255,000
ALLTEL Corp                                            TP            48,000         1,542,000
Ameritech Corp                                         TP            30,000         1,792,500
Belden Inc                                             EI            27,000         1,029,375
BellSouth Corp                                         TP            37,700         1,672,937
Brooks Fiber Properties*                               TL            46,200         1,183,875
Cascade Communications*                                CM            10,000           397,500
Century Telephone Enterprises                          TP            38,900         1,220,488
Cisco Systems*                                         CK             8,500           592,875
Gaylord Entertainment Class A                          LT            26,250           672,656
ICG Communications*                                    TL            65,000         1,121,250
Intel Corp                                             ES             4,000           649,000
International Telecommunication
   Data Systems*                                       SC            30,500           663,375
Loral Space & Communications*                          ED            54,000           931,500
Lucent Technologies                                    TL            25,000         1,356,250
McLeod Inc*                                            TL            52,400         1,205,200
Motorola Inc                                           CM             9,200           627,900
NEXTEL Communications Class A*                         TC            70,000         1,076,250
NYNEX Corp                                             TP            11,400           577,125
P-COM Inc*                                             TL            17,000           660,875
PairGain Technologies*                                 CM            18,500           757,344
REMEC Inc*                                             CE             8,000           208,000
SBC Communications                                     TP            34,000         1,865,750
Southern New England
   Telecommunications                                  TP            18,000           670,500
Superior Telecom*                                      EB            25,000           600,000
TII Industries*                                        EE           185,000         1,202,500
US WEST Communications Group                           TP            33,200         1,091,450
Veeco Instruments*                                     EI            25,000           631,250
Vertex Communications*                                 EE            54,000         1,147,500
Viatel Inc*                                            TL           108,000           810,000
WorldCom Inc*                                          TL            84,000         2,110,500
                                                                                  -----------
                                                                                   31,425,225
                                                                                  -----------
TOTAL COMMON STOCKS
   (Cost $49,046,336)                                                              53,401,086
                                                                                  -----------
PREFERRED STOCKS 5.45%
BRAZIL 5.45%
Telecomunicacoes Brasileiras
   SA Sponsored ADR Representing Pfd                   TL            25,400         2,216,150
Telecomunicacoes de Sao Paulo
   SA Pfd                                              TP         2,500,000           582,202
Telecomunicacoes do Rio de
   Janeiro SA Pfd*                                     TL         2,000,000           280,222
                                                                                  -----------





TOTAL PREFERRED STOCKS
   (Cost $2,827,765)                                                                3,078,574
                                                                                  -----------
TOTAL INVESTMENT SECURITIES AT
   VALUE 100.00%
   (Cost $51,874,101#)                                                             56,479,660
                                                                                  ===========

* Security is non-income producing.
# Also represents cost for income tax purposes.
^ The following are restricted securities at January 31, 1997:



                                                                                     Value as
                                              Acquisition       Acquisition              % of
Description                                       Date(s)              Cost        Net Assets
---------------------------------------------------------------------------------------------

Asian Growth Fund
BSES Ltd Regulation                              5/13/96-
   S GDR                                         1/27/97         $  554,975             1.16%
                                                                                     ========

European Small Company Fund
Bulgari SpA                                      2/29/96-
   Sponsored ADR                                 10/14/96          $592,236             0.40%
                                                                                     ========

Latin American Growth Fund
Cementos Diamante
   SA Sponsored ADR
   Representing                                  4/26/95-
   Class B Shrs                                    7/2/96          $360,375             0.51%
Consorcio ARA SA de                              9/26/96-
   CV Sponsored ADR                                1/7/97           682,850             1.56
La Cemento Nacional                              2/26/96-
   GDR                                            1/14/97           273,000             0.63
Usinas Siderurgicas de
   Minas Gerais SA
   Sponsored ADR                                  3/2/95-
   Representing Pfd                               6/28/96           727,750             1.42
                                                                                  -----------
                                                                                        4.12%
                                                                                  ===========


Summary of Investments by Industry

                                                                    % of
                                                 Industry        Investment
Industry                                             Code        Securities             Value
---------------------------------------------------------------------------------------------

Asian Growth Fund
Airlines                                               AR             1.52%       $   735,579
Automobiles                                            AM              1.88           907,883
Banks                                                  BK             15.79         7,639,853
Broadcasting                                           BR              0.85           412,500
Building Materials                                     BM              1.32           638,956
Communications - Equipment/
   Manufacturing                                       CM              0.06            30,418
Conglomerates                                          CG              2.70         1,308,888
Drugs                                                  DR              1.33           643,498
Electric Utilities                                     EU              2.25         1,089,499
Engineering & Construction                             EC              5.79         2,801,493
Financial                                              FN              6.87         3,323,038
Foods                                                  FD              2.74         1,324,864
Gaming                                                 GM              4.97         2,407,758
Investment Bank - Broker Firm                          IV              1.11           536,479
Lodging - Hotels                                       LH              2.13         1,032,842
Machinery                                              MY             12.29         5,944,941
Natural Gas                                            NG              1.17           565,542
Real Estate Investment Trust                           RE             20.54         9,938,787
Repurchase Agreements                                  RA              7.17         3,468,000
Retail                                                 RT              2.40         1,159,111
Telecommunications -
   Long Distance                                       TL              0.29           141,000
Telephone                                              TP              0.81           393,635
Tobacco                                                TO              0.25           119,744
Transportation                                         TR              1.72           832,297
Utilities - Electric                                   UE              2.05           991,130
                                                                   --------------------------
                                                                    100.00%       $48,387,735
                                                                   ==========================
European Small Company Fund
Auto Parts                                             AP             0.29%          $419,995
Automobiles                                            AM              1.04         1,493,931
Banks                                                  BK              0.38           544,850
Biotechnology                                          BI              2.31         3,326,376
Broadcasting                                           BR              0.28           405,633
Building Materials                                     BM              3.45         4,960,711
Cable                                                  CA              0.93         1,339,690
Chemicals                                              CH              0.57            824,08





Communications - Equipment/
   Manufacturing                                       CM              2.68         3,863,738
Computer Software and Services                         CS              8.36        12,030,493
Computer Systems                                       CY              2.47         3,559,266
Conglomerates                                          CG              0.89         1,280,841
Consumer - Jewelry, Novelty & Gifts                    CJ              2.00         2,884,048
Distributor - Consumer Products                        DC              1.03         1,484,487
Drugs                                                  DR              0.96         1,378,002
Electronics - Component Distributors                   EB              0.46           655,112
Electronics - Instruments                              EI              3.53         5,081,800
Electronics - Semiconductors                           ES              0.66           951,550
Engineering & Construction                             EC              3.27         4,711,206
Entertainment                                          ET              0.70         1,005,569
Financial                                              FN              1.37         1,970,875
Foods                                                  FD              0.82         1,177,790
Footwear                                                W              2.40         3,459,250
Gold & Precious Metals Mining                          GP              0.87         1,245,543
Healthcare Drugs - Pharmaceuticals                     HD              1.97         2,837,784
Healthcare Miscellaneous                               HM              1.95         2,811,797
Homebuilding                                           HB              0.63           902,132
Household Furniture & Appliances                       HA              0.44           627,581
Household Products                                     HH              0.24           350,547
Insurance                                              IN              1.15         1,656,822
Leisure Time                                           LT              5.32         7,678,795
Lodging - Hotels                                       LH              1.76         2,534,173
Machinery                                              MY              4.17         5,997,288
Manufacturing - Diversified                            MG              5.33         7,665,796
Medical Equipment & Devices                            MQ              4.21         6,052,759
Nursing Homes/Sub Acute                                NH              0.75         1,073,695
Office Equipment & Supplies                            OE              1.60         2,301,919
Oil Well Equipment & Services                          OW              0.94         1,351,709
Personal Care                                          PS              1.34         1,929,375
Photograph/Imaging                                     PI              1.88         2,704,160
Pollution Control                                      PC              1.00         1,438,758
Publishing                                             PB              0.60           865,110
Real Estate Investment Trust                           RE              3.31         4,757,863
Retail                                                 RT              4.48         6,457,553
Services - Commercial & Consumer                       SC              0.82         1,171,051
Specialized Services                                   SV              5.81         8,365,241
Telecommunications - Long Distance                     TL              0.36           521,614
Textile - Apparel Manufactures                         TA              5.65         8,125,957
Toys                                                   TY              0.67           962,425
Transportation                                         TR              1.90         2,741,108
                                                                   --------------------------
                                                                    100.00%      $143,937,854
                                                                   ==========================





Latin American Growth Fund
Aluminum                                               AL             0.64%          $342,037
Auto Parts                                             AP              0.67           361,515
Banks                                                  BK              8.63         4,627,692
Beverages                                              BV              1.95         1,047,500
Broadcasting                                           BR              1.94         1,043,476
Building Materials                                     BM              7.68         4,122,043
Chemicals                                              CH              2.00         1,074,804
Containers                                             CN              0.58           309,375
Electric Utilities                                     EU             11.46         6,147,893
Engineering & Construction                             EC              0.73           390,000
Financial                                              FN              2.45         1,311,975
Foods                                                  FD              3.30         1,767,977
Gold & Precious Metals Mining                          GP              3.48         1,866,424
Household Furniture &
   Appliances                                          HA              1.00           535,578
Iron & Steel                                           IS              6.18         3,313,566
Machinery                                              MY              8.67         4,652,484
Oil & Gas Related                                      OG              1.67           895,130
Paper & Forest Products                                PF              0.70           376,330
Real Estate Investment Trust                           RE              2.24         1,203,870
Repurchase Agreements                                  RA              6.28         3,369,000
Retail                                                 RT              6.19         3,321,727
Telecommunications -
   Long Distance                                       TL             10.82         5,804,498
Telephone                                              TP              3.27         1,752,007
Textiles - Apparel Manufacturers                       TA              1.19           638,677
Tobacco                                                TO              2.19         1,176,500
Utilities                                              UT              1.31           703,902
Utilities - Electric                                   UE              2.78         1,489,194
                                                                   --------------------------
                                                                    100.00%       $53,645,174
                                                                   ==========================

Realty Fund
Building Materials                                     BM             1.42%          $280,800
Real Estate Investment Trust                           RE             93.00        18,329,923
US Government Agency Obligations                       GA              5.58         1,100,000
                                                                   --------------------------
                                                                    100.00%       $19,710,723
                                                                   ==========================

Worldwide Capital Goods Fund
Aerospace & Defense                                    AE             4.55%          $223,500
Auto Parts                                             AP              1.85            90,938
Automobiles                                            AM              2.85           140,000
Banks                                                  BK              2.62           129,062
Building Materials                                     BM              3.28           161,442
Chemicals                                              CH              4.54           222,999
Communications - Equipment/
   Manufacturing                                       CM              2.13           105,000
Containers                                             CN             2.34%           115,000






Electrical Equipment                                   EE              7.24           356,250
Electronics - Instruments                              EI              1.20            59,000
Electronics - Semiconductors                           ES              2.51           123,437
Engineering & Construction                             EC              1.45            71,125
Iron & Steel                                           IS              1.61            79,062
Machinery                                              MY             10.52           517,156
Manufacturing - Diversified                            MG              4.59           225,750
Natural Gas                                            NG              2.95           145,125
Oil & Gas Related                                      OG             16.77           824,626
Paper & Forest Products                                PF              6.93           340,563
Real Estate Investment Trust                           RE              1.90            93,238
Repurchase Agreements                                  RA             13.18           648,000
Telecommunications - Long Distance                     TL              1.10            54,250
Transportation                                         TR              2.08           102,500
Utilities - Electric                                   UE              1.81            88,883
                                                                   --------------------------
                                                                    100.00%         4,916,906
                                                                   ==========================

Worldwide Communications Fund
Broadcasting                                           BR             7.55%        $4,262,089
Communications - Equipment                             CE              0.37           208,000
Communications - Equipment/
   Manufacturing                                       CM              6.39         3,607,838
Computers - Networking                                 CK              1.05           592,875
Electrical Equipment                                   EE              4.16         2,350,000
Electronics - Component
   Distributors                                        EB              1.06           600,000
Electronics - Defense                                  ED              1.65           931,500
Electronics - Instruments                              EI              2.94         1,660,625
Electronics - Semiconductors                           ES              1.15           649,000
Leisure Time                                           LT              1.19           672,656
Services - Commercial & Consumer                       SC              1.17           663,375
Services - Facilities & Environment                    SF              0.98           550,753
Telecommunications -
   Cellular/Wireless                                   TC              1.91         1,076,250
Telecommunications - Long Distance                     TL             34.28        19,363,714
Telephone                                              TP             34.15        19,290,985
                                                                   --------------------------
                                                                    100.00%       $56,479,660
                                                                   ==========================


See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
Statement of Assets and Liabilities
January 31, 1997
UNAUDITED

                                                                   European             Latin
                                                    Asian             Small          American
                                                   Growth           Company            Growth
                                                     Fund              Fund              Fund
                                            -------------------------------------------------

ASSETS
Investment Securities:
   At Cost~                                 $  45,643,683    $  133,333,941     $  48,157,220
                                            =================================================
   At Value~                                $  48,387,735    $  143,937,854     $  53,645,174
Cash                                               31,809                 0           676,361
Foreign Currency
   (Cost $32,551, $2,977,075 and
   $395,116, respectively)                         30,926         2,941,111           393,897
Receivables:
   Investment Securities Sold                   1,606,277         6,034,567           152,730
   Fund Shares Sold                               470,249           373,225           426,347
   Dividends and Interest                          42,711           291,286            19,422
Appreciation on Forward
   Foreign Currency Contracts                      42,755           169,177               308
Prepaid Expenses and
   Other Assets                                    25,759           213,209            70,835
                                            -------------------------------------------------
TOTAL ASSETS                                   50,638,221       153,960,429        55,385,074
                                            -------------------------------------------------
LIABILITIES
Payables:
   Custodian                                            0           361,043                 0
   Distributions to Shareholders                      232                 0               768
   Investment Securities
   Purchased                                    1,745,245         6,294,355         1,137,384
   Fund Shares Repurchased                         27,464           860,951           520,380
Accrued Distribution Expenses                       9,500            31,935             9,445
Accrued Expenses and
   Other Payables                                  52,167            38,324            28,127
                                            -------------------------------------------------
TOTAL LIABILITIES                               1,834,608         7,586,608         1,696,104
                                            -------------------------------------------------
Net Assets at Value                            48,803,613       146,373,821        53,688,970
                                            =================================================






NET ASSETS
Paid-in Capital*                               46,120,054       134,462,465        47,937,136
Accumulated Undistributed
   Net Investment Loss                           (36,818)         (182,960)          (40,145)
Accumulated Undistributed Net
   Realized Gain (Loss) on
   Investment Securities and
   Foreign Currency Transactions                 (67,944)         1,364,305           304,965
Net Appreciation of Investment
   Securities and Foreign
   Currency Transactions                        2,788,321        10,730,011         5,487,014
                                            -------------------------------------------------
Net Assets at Value                            48,803,613       146,373,821        53,688,970
                                            =================================================
Shares Outstanding                              4,592,437         8,992,687         3,720,300
Net Asset Value, Offering
   and Redemption Price
   per Share                                        10.63             16.28             14.43
                                            =================================================

~ Investment securities at cost and value at January 31, 1997 include repurchase agreements of $3,468,000 and $3,369,000 for Asian Growth and Latin American Growth Funds, respectively.

* The Fund has 600 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
Statement of Assets and Liabilities (Continued)
January 31, 1997
UNAUDITED

                                                                  Worldwide         Worldwide
                                                   Realty     Capital Goods    Communications
                                                     Fund              Fund              Fund
                                            -------------------------------------------------

ASSETS
Investment Securities:
   At Cost~                                 $  19,594,239      $  4,506,123     $  51,874,101
                                            =================================================
   At Value~                                $  19,710,723      $  4,916,906     $  56,479,660
Cash                                                    0                 0           677,379
Receivables:
   Investment Securities Sold                           0           152,047           572,665
   Fund Shares Sold                               566,057            79,370           378,107
   Dividends and Interest                          13,236             6,205           121,971
Appreciation on Forward Foreign
   Currency Contracts                                   0                93                 0
Prepaid Expenses and
   Other Assets                                         0            73,816            30,778
                                            -------------------------------------------------
TOTAL ASSETS                                   20,290,016         5,228,437        58,260,560
                                            -------------------------------------------------
LIABILITIES
Payables:
   Custodian                                      114,635             7,234                 0
   Foreign Sub-Custodian
   (Cost $0, $0 and $373,027,
   respectively)                                        0                 0           376,826
   Investment Securities Purchased                580,060            56,490           676,500
   Fund Shares Repurchased                         29,651             4,493           410,272
Depreciation on Forward Foreign
   Currency Contracts                                   0                0              9,540
Accrued Distribution Expenses                           0             1,082            12,893
Accrued Expenses and
   Other Payables                                       0            81,508            15,710
                                            -------------------------------------------------
TOTAL LIABILITIES                                 724,346           150,807         1,501,741
                                            -------------------------------------------------
Net Assets at Value                         $  19,565,670      $  5,077,630     $  56,758,819
                                            =================================================





NET ASSETS
Paid-in Capital*                               19,423,219         4,448,546        50,395,875
Accumulated Undistributed
   Net Investment Income                           25,967               975           122,033
Accumulated Undistributed Net
   Realized Gain on Investment
   Securities and Foreign
   Currency Transactions                                0           217,295         1,642,380
Net Appreciation of Investment
   Securities and Foreign
   Currency Transactions                          116,484           410,814         4,598,531
                                            -------------------------------------------------
Net Assets at Value                         $  19,565,670      $  5,077,630     $  56,758,819
                                            =================================================
Shares Outstanding                              1,925,546           514,339         4,376,852
Net Asset Value, Offering
   and Redemption Price
   per Share                                        10.16              9.87             12.97
                                            =================================================

~ Investment securities at cost and value at January 31, 1997 include a repurchase agreement of $648,000 for the Worldwide Capital Goods Fund.

* The Fund has 600 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
Statement of Operations
Six Months Ended January 31, 1997
UNAUDITED

                                                                   European             Latin
                                                    Asian             Small          American
                                                   Growth           Company            Growth
                                                     Fund              Fund              Fund
                                               ----------------------------------------------

INVESTMENT INCOME
INCOME
Dividends                                      $  105,910        $  490,435        $  245,012
Interest                                           84,391           337,728            37,264
   Foreign Taxes Withheld                           (111)          (83,799)           (7,204)
                                               ----------------------------------------------
   TOTAL INCOME                                   190,190           744,364           275,072
                                               ----------------------------------------------
EXPENSES
Investment Advisory Fees                           94,768           462,700           131,340
Distribution Expenses                              31,589           154,233            43,780
Transfer Agent Fees                                44,459           151,442            56,153
Administrative Fees                                 6,949            14,308             7,681
Custodian Fees and Expenses                        42,978            92,603            50,144
Directors' Fees and Expenses                        3,787             5,811             4,108
Professional Fees and Expenses                     14,565            14,719            12,747
Registration Fees and Expenses                     12,221            38,236            18,229
Reports to Shareholders                             5,457            14,766             6,376
Other Expenses                                      1,968            10,909             5,139
                                               ----------------------------------------------
   TOTAL EXPENSES                                 258,741           959,727           335,697
   Fees and Expenses Absorbed
   by Investment Adviser                         (14,744)                 0                 0
   Fees and Expenses Paid
   Indirectly                                    (14,398)          (27,677)          (20,100)
                                               ----------------------------------------------
   NET EXPENSES                                   229,599           932,050           315,597
                                               ----------------------------------------------
NET INVESTMENT LOSS                              (39,409)         (187,686)          (40,525)
                                               ----------------------------------------------





REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on
   Investment Securities and
   Foreign Currency Transactions                 (28,869)         1,580,094           738,040
Change in Net Appreciation of
   Investment Securities and
   Foreign Currency Transactions                4,436,091        11,698,660         4,311,528
                                               ----------------------------------------------
NET GAIN ON INVESTMENT
   SECURITIES                                   4,407,222        13,278,754         5,049,568
                                               ----------------------------------------------
Net Increase in Net Assets
   from Operations                             $4,367,813      $ 13,091,068       $ 5,009,043
                                               ==============================================

See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
Statement of Operations (Continued)
Period Ended January 31, 1997 (Note 1)
UNAUDITED

                                                                  Worldwide         Worldwide
                                                   Realty     Capital Goods    Communications
                                                     Fund              Fund              Fund
                                                ---------------------------------------------

INVESTMENT INCOME
INCOME
Dividends                                       $  13,737         $  44,851        $  431,989
Interest                                           12,230            25,506           206,680
   Foreign Taxes Withheld                               0             (924)          (27,610)
                                                ---------------------------------------------
   TOTAL INCOME                                    25,967            69,433           611,059
                                                ---------------------------------------------
EXPENSES
Investment Advisory Fees                                0            17,859           174,553
Distribution Expenses                                   0             6,869            67,136
Transfer Agent Fees                                     0            18,882           125,993
Administrative Fees                                     0             5,466             9,082
Custodian Fees and Expenses                             0             6,892            11,488
Directors' Fees and Expenses                            0             3,611             4,647
Professional Fees and Expenses                          0            11,905            13,103
Registration Fees and Expenses                          0            10,711            24,549
Reports to Shareholders                                 0             1,546            13,179
Other Expenses                                          0               881             5,425
                                                ---------------------------------------------
   TOTAL EXPENSES                                       0            84,622           449,155
   Fees and Expenses Absorbed
   by Investment Adviser                                0          (28,720)                 0
   Fees and Expenses Paid
   Indirectly                                           0           (3,104)           (6,504)
                                                ---------------------------------------------
   NET EXPENSES                                         0            52,798           442,651
                                                ---------------------------------------------
NET INVESTMENT INCOME                              25,967            16,635           168,408
                                                ---------------------------------------------






REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment
   Securities and Foreign
   Currency Transactions                                0           527,309         2,054,905
Change in Net Appreciation of
   Investment Securities and
   Foreign Currency Transactions                  116,484           391,085         4,270,263
                                                ---------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                 116,484           918,394         6,325,168
                                                ---------------------------------------------
Net Increase in Net Assets
   from Operations                              $ 142,451         $ 935,029       $ 6,493,576
                                                =============================================

See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
Statement of Changes in Net Assets

                                           Asian Growth             European Small Company        Latin American Growth
                                               Fund                          Fund                          Fund
                                    ---------------------------     -------------------------     -------------------------
                                     Six Months          Period     Six Months           Year     Six Months           Year
                                          Ended           Ended          Ended          Ended          Ended          Ended
                                     January 31         July 31     January 31        July 31     January 31        July 31
                                    ---------------------------     -------------------------     -------------------------
                                           1997           1996           1997           1996           1997           1996
                                      UNAUDITED       (Note 1)      UNAUDITED                     UNAUDITED

OPERATIONS
Net Investment Income (Loss)        $   (39,409)   $    33,239   $   (187,686)  $      43,500    $  (40,525)    $   219,683
Net Realized Gain (Loss)
   on Investment Securities and
   Foreign Currency Transactions        (28,869)       (39,425)      1,580,094      3,681,763        738,040        481,310
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions               4,436,091    (1,647,770)     11,698,660    (1,229,632)      4,311,528      1,170,499
                                    ---------------------------  ----------------------------   ---------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS                          4,367,813    (1,653,956)     13,091,068      2,895,631      5,009,043      1,871,492
                                    ---------------------------  ----------------------------   ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                          0       (30,298)              0      (439,757)       (28,000)      (217,967)
Net Realized Gain on
   Investment Securities                       0              0    (3,898,451)              0      (763,348)      (350,025)
                                    ---------------------------  ----------------------------   ---------------------------
TOTAL DISTRIBUTIONS                            0       (30,298)    (3,898,451)      (439,757)      (791,348)      (567,992)
                                    ---------------------------  ----------------------------   ---------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares         38,702,842     18,102,250    250,653,040    241,646,456     34,785,575     38,393,207
Reinvestment of Distributions                  0         30,018      3,678,905        436,279        782,963        562,352
                                    ---------------------------  ----------------------------   ---------------------------
                                      38,702,842     18,132,268    254,331,945    242,082,735     35,568,538     38,955,559
Amounts Paid for Repurchases
   of Shares                         (8,581,746)    (2,133,310)  (211,411,748)  (154,078,587)   (18,161,163)   (15,617,725)
                                    ---------------------------  ----------------------------   ---------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS            30,121,096     15,998,958     42,920,197     88,004,148     17,407,375     23,337,834
                                    ---------------------------  ----------------------------   ---------------------------
Total Increase in Net Assets          34,488,909     14,314,704     52,112,814     90,460,022     21,625,070     24,641,334





NET ASSETS
Beginning of Period                   14,314,704              0     94,261,007      3,800,985     32,063,900      7,422,566
                                    ---------------------------  ----------------------------   ---------------------------
End of Period                         48,803,613     14,314,704    146,373,821     94,261,007     53,688,970     32,063,900
                                    ===========================  ============================   ===========================
Accumulated Undistributed
   Net Investment Income
   (Loss) Included in Net
   Assets at End of Period          $   (36,818)   $      2,591  $   (182,960)  $       4,726   $   (40,145)   $     28,380

FUND SHARE TRANSACTIONS
Shares Sold                            3,865,041      1,818,644     15,815,925     16,101,290      2,513,983      3,077,189
Shares Issued from Reinvestment
   of Distributions                            0          3,354        239,338         28,931         61,652         48,510
                                    ---------------------------  ----------------------------   ---------------------------
                                       3,865,041      1,821,998     16,055,263     16,130,221      2,575,635      3,125,699
Shares Repurchased                     (872,299)      (222,303)   (13,311,513)   (10,210,062)    (1,348,600)    (1,267,483)
                                    ---------------------------  ----------------------------   ---------------------------
Net Increase in Fund Shares            2,992,742      1,599,695      2,743,750      5,920,159      1,227,035      1,858,216
                                    ===========================  ============================   ===========================

See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
Statement of Changes in Net Assets (Continued)

                                                    Realty Fund  Worldwide Capital Goods Fund Worldwide Communications Fund
                                                         Period     Six Months           Year     Six Months           Year
                                                          Ended          Ended          Ended          Ended          Ended
                                                     January 31     January 31        July 31    January 31         July 31
                                                   ------------  -------------   ------------ -----------------------------
                                                         1997           1997           1996           1997           1996
                                                      UNAUDITED      UNAUDITED                     UNAUDITED
                                                       (Note 1)

OPERATIONS
Net Investment Income                              $     25,967   $     16,635   $      4,056   $    168,408   $    699,676
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                          0        527,309        760,106      2,054,905      4,577,595
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                                116,484        391,085      (798,684)      4,270,263    (1,242,052)
                                                   ------------   ---------------------------   ---------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                               142,451        935,029       (34,522)      6,493,576      4,035,219
                                                   ------------   ---------------------------   ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                         0       (20,500)              0       (50,000)      (701,251)
Net Realized Gain on
   Investment Securities                                      0      (487,207)      (192,500)    (3,951,559)    (2,990,139)
                                                   ------------   ---------------------------   ---------------------------
TOTAL DISTRIBUTIONS                                           0      (507,707)      (192,500)    (4,001,559)    (3,691,390)
                                                   ------------   ---------------------------   ---------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        21,879,390      6,414,372      8,918,314     44,591,669     86,755,968
Reinvestment of Distributions                                 0        501,282        191,459      3,801,617      3,647,177
                                                   ------------   ---------------------------   ---------------------------
                                                     21,879,390      6,915,654      9,109,773     48,393,286     90,403,145
Amounts Paid for Repurchases
   of Shares                                        (2,456,171)    (9,996,311)   (11,515,410)   (44,642,868)   (67,484,918)
                                                   ------------   ---------------------------   ---------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                      19,423,219    (3,080,657)    (2,405,637)      3,750,418     22,918,227
                                                   ------------   ---------------------------   ---------------------------
Total Increase (Decrease) in
   Net Assets                                        19,565,670    (2,653,335)    (2,632,659)      6,242,435     23,262,056
NET ASSETS
Beginning of Period                                           0      7,730,965     10,363,624     50,516,386     27,254,330
                                                   ------------   ---------------------------   ---------------------------
End of Period                                      $ 19,565,670   $  5,077,630   $  7,730,965   $ 56,758,821  $  50,516,386
                                                   ============   ===========================   ===========================
Accumulated Undistributed Net Investment
   Income Included in Net Assets
   at End of Period                                      25,967            975          4,840        122,033          3,625






FUND SHARE TRANSACTIONS
Shares Sold                                           2,168,957        629,148        904,991      3,437,947      6,894,716
Shares Issued from Reinvestment
   of Distributions                                           0         53,575         20,133        308,727        306,451
                                                   ------------   ---------------------------   ---------------------------
                                                      2,168,957        682,723        925,124      3,746,674      7,201,167
Shares Repurchased                                    (243,411)      (972,902)    (1,174,317)    (3,433,979)    (5,352,376)
                                                   ------------   ---------------------------   ---------------------------
Net Increase (Decrease) in
   Fund Shares                                        1,925,546      (290,179)      (249,193)        312,695      1,848,791
                                                   ============   ===========================   ===========================

See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
Notes to Financial Statements
UNAUDITED
NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Specialty Funds, Inc. (the "Fund"), was incorporated in Maryland and presently consists of six separate Funds: Asian Growth Fund, European Small Company Fund, Latin American Growth Fund, Realty Fund, Worldwide Capital Goods Fund and Worldwide Communications Fund. The investment objectives of the Funds are: To achieve capital appreciation for Asian Growth, European Small Company, Latin American Growth and Worldwide Capital Goods Funds; to achieve current income for Realty Fund; and to achieve a high total return on investments through capital appreciation and current income for Worldwide Communications Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. Investment operations of Asian Growth and Realty Funds commenced on March 1, 1996 and January 1, 1997, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
        Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
        If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
        Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
        Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Cost is determined on the specific identification basis.
        The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
        The Fund's use of  short-term  forward  foreign  currency  contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
        Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
D. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
        Asian Growth Fund incurred and elected to defer post-October 31 net capital losses of $39,075 to the year ended July 31, 1997. To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders. Net capital loss carryovers utilized in 1996 by the Worldwide Capital Goods Fund amounted to $16,088.
       Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
        Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
F. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
G. EXPENSES - Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
        Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer Agent Fees are reduced by credits earned by each Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
        For the period ended January 31, 1997, Fees and Expenses Paid Indirectly consisted of the following:

                                   Custodian Fees                    Transfer
Fund                                 and Expense                    Agent Fees
--------------------------------------------------------------------------------
Asian Growth Fund                    $   14,398                      $      0
European Small Company Fund              25,827                         1,850
Latin American Growth Fund               20,100                             0
Realty Fund                                   0                             0
Worldwide Capital Goods Fund              3,104                             0
Worldwide Communications Fund             6,410                            94

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                  AVERAGE NET ASSETS
                                     -------------------------------------------
                                     $0 to          $500 Million          Over
                                      $500             to $1               $1
Fund                                 Million           Billion           Billion
--------------------------------------------------------------------------------
Asian Growth Fund                     0.75%             0.65%             0.55%
European Small Company Fund           0.75%             0.65%             0.55%
Latin American Growth Fund            0.75%             0.65%             0.55%
Realty Fund                           0.75%             0.65%             0.55%
Worldwide Capital Goods Fund          0.65%             0.55%             0.45%
Worldwide Communications Fund         0.65%             0.55%             0.45%

    In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of Worldwide Capital Goods and Worldwide Communications Funds are made by ITC. A separate Sub-Advisory Agreement between IFG and INVESCO Asia Limited ("INVESCO Asia"), a wholly owned subsidiary of IFG, provides that investment decisions of Asian Growth Fund are made by INVESCO Asia. A separate Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAM"), an affiliate of IFG, provides that investment decisions of European Small Company and Latin American Growth Funds are made by IAM. A separate Sub-Advisory Agreement between IFG and INVESCO Realty Advisors ("INVESCO Realty"), an affiliate of IFG, provides that investment decisions of Realty Fund are made by INVESCO Realty. Fees for such sub-advisory services are paid by IFG.
    In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
    IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
    A plan of distribution pursuant to Rule 12b-1 of the Act has provided for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twenty-four-month period ending April 30, 1998 for Asian Growth Fund, ending March 31, 1997 for European Small Company and Latin American Growth Funds, ending January 31, 1999 for Realty Fund, and ending July 31, 1996 for Worldwide Capital Goods and Worldwide Communications Funds, and for a rolling twelve-month period thereafter. For the six months ended January 31, 1997, the Fund paid the Distributor $25,330, $148,336, $41,433,
$7,533 and $65,260, for Asian Growth, European Small Company, Latin American Growth, Worldwide Capital Goods and Worldwide Communications Funds, respectively, for reimbursement of expenses incurred. For the period ended January 31, 1997, the Fund paid the distributor $0 for Realty Fund for reimbursement of expenses incurred. Effective January 1, 1997, the Rule 12b-1 distribution plan was modified by action of the Board of Directors so that the

Fund compensates IFG for permissible activities and serivices in connection with the distribution of each Fund's shares. Accordingly, the above amounts reflect reimbursements under the plan for the five months ended December 31, 1996 and compensation under the plan for the month of January 1997.
    IFG and ITC have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Worldwide Capital Goods Fund. IFG and IAM have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by European Small Company and Latin American Growth Funds. IFG and INVESCO Asia have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Asian Growth Fund.
    A 1% redemption fee is retained by Asian Growth and Latin American Growth Funds to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Asian Growth and Latin American Growth Funds for the six months ended January 31, 1997 were $42,261 and $38,687, respectively.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended January 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                            Purchases             Sales
--------------------------------------------------------------------------------
Asian Growth Fund                             $38,676,055       $10,940,410
European Small Company Fund                    83,053,381        38,599,997
Latin American Growth Fund                     25,315,776        12,185,851
Realty Fund                                    18,494,239                 0
Worldwide Capital Goods Fund                    4,744,614         7,872,157
Worldwide Communications Fund                  35,650,244        23,045,469

There were no purchases or sales of U.S. Government securities.

NOTE 4 - APPRECIATION AND DEPRECIATION. At January 31, 1997, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                   Gross             Gross               Net
Fund                            Appreciation      Depreciation      Appreciation
--------------------------------------------------------------------------------
Asian Growth Fund               $ 4,370,315       $ 1,626,263       $ 2,744,052
European Small Company Fund      19,429,320         9,076,213        10,353,107
Latin American Growth Fund        6,038,349           566,723         5,471,626
Realty Fund                         365,077           248,593           116,484
Worldwide Capital Goods Fund        437,573            27,476           410,097
Worldwide Communications Fund     5,911,195         1,305,636         4,605,559

NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, ITC, IAM, INVESCO Asia or INVESCO Realty. At January 31, 1997, 12.78% of outstanding shares of Worldwide Capital Goods Fund were held by IFG, ITC or affiliated parties.

    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate 40% of the retainer fee at the time of retirement.
    Pension expenses for the six months ended January 31, 1997, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                   Unfunded
                                    Pension        Accrued              Pension
Fund                                Expenses     Pension Costs         Liability
--------------------------------------------------------------------------------
Asian Growth Fund                       $47              $240              $287
European Small Company Fund             326             1,650             1,977
Latin American Growth Fund              102               516               619
Realty Fund                               0                 0                 0
Worldwide Capital Goods Fund             60               (5)               122
Worldwide Communications Fund           328               516             1,088

NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At January 31, 1997, there were no such borrowings.


Other Information
UNAUDITED


On January 31, 1997, a special meeting of the shareholders of the Fund was held at which the eleven directors identified below were elected, the selection of Price Waterhouse LLP as independent accountants (Proposal 1), the approval of a new investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"), (Proposal 2), a new sub-advisory agreement between IFG and INVESCO Asia Limited for Asian Growth Fund (Proposal 3), a new sub-advisory agreement between IFG and INVESCO Asset Management Limited for European Small Company and Latin American Growth Funds (Proposal 4) and a new sub-advisory agreement between IFG and INVESCO Trust Company for Worldwide Capital Goods and Worldwide Communications Funds (Proposal 5) were ratified. The following is a report of the votes cast:

                                                                     Withheld/
Nominee/Proposal                             For        Against        Abstain          Total
---------------------------------------------------------------------------------------------
Asian Growth Fund
Charles W. Brady                       2,419,600              0        113,832      2,533,432
Dan J. Hesser                          2,422,741              0        110,691      2,533,432
Fred A. Deering                        2,421,085              0        112,347      2,533,432




Victor L. Andrews                      2,417,271              0        116,161      2,533,432
Bob R. Baker                           2,421,311              0        112,121      2,533,432
Lawrence H. Budner                     2,421,085              0        112,347      2,533,432
Daniel D. Chabris                      2,415,539              0        117,893      2,533,432
A.D. Frazier, Jr.                      2,422,593              0        110,839      2,533,432
Hubert L. Harris, Jr.                  2,422,651              0        110,781      2,533,432
Kenneth T. King                        2,419,979              0        113,453      2,533,432
John W. McIntyre                       2,416,584              0        116,848      2,533,432

Proposal No. 1                         2,406,050         29,330         98,050      2,533,430
Proposal No. 2                         2,372,134         40,200        121,098      2,533,432
Proposal No. 3                         2,375,828         38,048        119,555      2,533,431

European Small Company Fund
Charles W. Brady                       5,818,905              0        152,657      5,971,562
Dan J. Hesser                          5,821,105              0        150,457      5,971,562
Fred A. Deering                        5,810,131              0        161,431      5,971,562
Victor L. Andrews                      5,807,616              0        163,946      5,971,562
Bob R. Baker                           5,815,175              0        156,387      5,971,562
Lawrence H. Budner                     5,811,268              0        160,294      5,971,562
Daniel D. Chabris                      5,811,908              0        159,654      5,971,562
A.D. Frazier, Jr.                      5,817,335              0        154,227      5,971,562
Hubert L. Harris, Jr.                  5,811,588              0        159,974      5,971,562
Kenneth T. King                        5,800,483              0        171,079      5,971,562
John W. McIntyre                       5,818,473              0        153,089      5,971,562

Proposal No. 1                         5,744,092         85,778        141,691      5,971,561
Proposal No. 2                         5,632,536        118,402        220,624      5,971,562
Proposal No. 4                         5,605,767        128,336        237,458      5,971,561

Latin American Growth Fund
Charles W. Brady                       1,494,509              0         51,487      1,545,996
Dan J. Hesser                          1,496,130              0         49,866      1,545,996
Fred A. Deering                        1,491,724              0         54,272      1,545,996
Victor L. Andrews                      1,495,103              0         50,893      1,545,996
Bob R. Baker                           1,495,753              0         50,243      1,545,996
Lawrence H. Budner                     1,495,085              0         50,911      1,545,996
Daniel D. Chabris                      1,497,207              0         48,789      1,545,996
A.D. Frazier, Jr.                      1,494,665              0         51,331      1,545,996
Hubert L. Harris, Jr.                  1,495,828              0         50,168      1,545,996
Kenneth T. King                        1,490,288              0         55,708      1,545,996
John W. McIntyre                       1,499,048              0         46,948      1,545,996

Proposal No. 1                         1,468,108         27,496         50,390      1,545,994
Proposal No. 2                         1,450,938         33,910         61,146      1,545,994
Proposal No. 4                         1,440,080         36,673         69,241      1,545,994

Worldwide Capital Goods Fund
Charles W. Brady                         240,806              0          6,033        246,839
Dan J. Hesser                            240,117              0          6,722        246,839




Fred A. Deering                          240,806              0          6,033        246,839
Victor L. Andrews                        238,422              0          8,417        246,839
Bob R. Baker                             240,117              0          6,722        246,839
Lawrence H. Budner                       240,806              0          6,033        246,839
Daniel D. Chabris                        240,528              0          6,311        246,839
A.D. Frazier, Jr.                        240,591              0          6,248        246,839
Hubert L. Harris, Jr.                    240,117              0          6,722        246,839
Kenneth T. King                          240,054              0          6,785        246,839
John W. McIntyre                         240,054              0          6,785        246,839

Proposal No. 1                           239,617          2,610          4,611        246,838
Proposal No. 2                           236,614          4,369          5,854        246,837
Proposal No. 5                           237,160          5,178          4,500        246,838

Worldwide Communications Fund
Charles W. Brady                       2,415,939              0        126,631      2,542,570
Dan J. Hesser                          2,416,329              0        126,241      2,542,570
Fred A. Deering                        2,411,949              0        130,621      2,542,570
Victor L. Andrews                      2,407,934              0        134,636      2,542,570
Bob R. Baker                           2,415,161              0        127,409      2,542,570
Lawrence H. Budner                     2,413,203              0        129,367      2,542,570
Daniel D. Chabris                      2,411,594              0        130,976      2,542,570
A.D. Frazier, Jr.                      2,415,979              0        126,591      2,542,570
Hubert L. Harris, Jr.                  2,414,609              0        127,961      2,542,570
Kenneth T. King                        2,403,654              0        138,916      2,542,570
John W. McIntyre                       2,418,341              0        124,229      2,542,570

Proposal No. 1                         2,396,955         46,294         99,322      2,542,571
Proposal No. 2                         2,328,730         90,701        123,138      2,542,569
Proposal No. 5                         2,325,907         92,056        124,608      2,542,571

INVESCO Specialty Funds, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                                     Six Months         Period     Six Months           Year         Period
                                                          Ended          Ended          Ended          Ended          Ended
                                                     January 31        July 31     January 31        July 31        July 31
                                                  -------------   ------------   ------------   ------------   ------------
                                                           1997          1996^           1997           1996          1995>
                                                      UNAUDITED                     UNAUDITED

                                                  Asian Growth Fund              European Small Company Fund

PER SHARE DATA
Net Asset Value - Beginning of Period               $      8.95     $    10.00     $    15.08    $     11.56    $     10.00
                                                  -------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                             (0.01)           0.02         (0.02)           0.07           0.04
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                          1.69         (1.05)           1.75           3.52           1.56
                                                  -------------   ------------   ------------   ------------   ------------
Total from Investment Operations                           1.68         (1.03)           1.73           3.59           1.60
                                                  -------------   ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                       0.00           0.02           0.00           0.07           0.04
Distributions from Capital Gains                           0.00           0.00           0.53           0.00           0.00
                                                  -------------   ------------   ------------   ------------   ------------
Total Distributions                                        0.00           0.02           0.53           0.07           0.04
                                                  -------------   ------------   ------------   ------------   ------------
Net Asset Value - End of Period                     $     10.63     $     8.95     $    16.28    $     15.08    $     11.56
                                                  =============   ============   ============   ============   ============

TOTAL RETURN+                                           18.77%*      (10.31%)*       11.71%*          31.07%        15.98%*

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                        48,804         14,315        146,374         94,261          3,801
Ratio of Expenses to Average Net Assets#                0.99%*@        2.19%~@        0.79%@*         1.68%@         2.00%~
Ratio of Net Investment Income (Loss) to
   Average Net Assets#                                 (0.16%)*         0.94%~       (0.16%)*          1.23%         2.37%~
Portfolio Turnover Rate                                    47%*            2%*           34%*           141%            0%*
Average Commission Rate Paid^^                          0.0037*        0.0198*        0.0132*         0.0125              -

^  From March 1, 1996, commencement of operations, to July 31, 1996.
>  From February 15, 1995, commencement of operations to July, 31,1995.
+ Total return for Asian Growth Fund does not reflect the effect of the applicable redemption fees.
* Based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of Asian Growth Fund were voluntarily absorbed by IFG and INVESCO Asia for the six months ended January 31, 1997 and the period ended July 31, 1996. Various expenses of the European Small Company Fund were voluntarily absorbed by IFG, MIL and IAM for the period ended July 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.05% (not annualized) and 2.79% (annualized) for Asian Growth Fund and 10.17% (annualized) for European Small Company Fund, respectively, and ratio of net investment income to average net assets would have been (0.22%) (not annualized) and 0.34% (annualized) for Asian Growth Fund and (5.80%) (annualized) for European Small Company Fund, respectively.
@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.
~  Annualized
^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for the fiscal years beginning September 1, 1995 and thereafter.

INVESCO Specialty Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                                    Six Months           Year         Period         Period
                                                                         Ended          Ended          Ended          Ended
                                                                    January 31        July 31        July 31     January 31
                                                                  ------------   ------------   ------------   ------------
                                                                          1997           1996          1995^          1997>
                                                                     UNAUDITED                                    UNAUDITED

                                                                  Latin American Growth Fund                   Realty Fund
PER SHARE DATA
Net Asset Value - Beginning of Period                               $    12.86    $     11.69    $     10.00    $     10.00
                                                                  ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                            (0.01)           0.08           0.02           0.01
Net Gains on Securities
   (Both Realized and Unrealized)                                         1.95           1.62           1.69           0.15
                                                                  ------------   ------------   ------------   ------------
Total from Investment Operations                                          1.94           1.70           1.71           0.16
                                                                  ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                      0.01           0.09           0.02           0.00
Distributions from Capital Gains                                          0.36           0.44           0.00           0.00
                                                                  ------------   ------------   ------------   ------------
Total Distributions                                                       0.37           0.53           0.02           0.00
                                                                  ------------   ------------   ------------   ------------
Net Asset Value - End of Period                                     $    14.43    $     12.86    $     11.69    $     10.16
                                                                  ============   ============   ============   ============

TOTAL RETURN+                                                          15.52%*         15.27%        17.09%*         1.60%*

RATIOS
Net Assets - End of Period ($000 Omitted)                           $   53,689    $    32,064    $     7,423    $    19,566
Ratio of Expenses to Average Net Assets#                               0.98%*@         2.14%@         2.00%~        0.00%*@
Ratio of Net Investment Income (Loss) to
   Average Net Assets#                                                (0.12%)*          1.26%         0.79%~         0.21%*
Portfolio Turnover Rate                                                   36%*            29%           30%*            0%*
Average Commission Rate Paid^^                                      $  0.0003*    $    0.0001    $         -    $   0.0596*

^  From February 15, 1995, commencement of operations, to July 31, 1995

>  From January 1, 1997, commencement of operations, to January 31, 1997.

+ Total return for Latin American Growth Fund does not reflect the effect of the applicable redemption fees.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of Latin American Growth Fund were voluntarily absorbed by IFG, MIL and IAM for the period ended July 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 4.49% (annualized) and ratio of net investment income to average net assets would have been (1.70%) (annualized).

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for the fiscal years beginning September 1, 1995 and thereafter.

INVESCO Specialty Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                      Six Months                                   Six Months
                                           Ended                                        Ended
                                      January 31          Year Ended July 31       January 31           Year Ended July 31
                                    ------------      -------------------------   -----------       ------------------------
                                            1997           1996           1995           1997           1996           1995
                                       UNAUDITED                                    UNAUDITED

                                    Worldwide Capital Goods Fund                    Worldwide Communications Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $    9.61       $   9.84      $   10.00      $   12.43       $  12.30       $  10.00
                                    ------------      -------------------------   -----------       ------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                       0.04           0.01           0.01           0.04           0.22           0.11
Net Gains or (Losses)
   on Securities (Both
   Realized and Unrealized)                 1.53           0.01         (0.16)           1.53           1.38           2.35
                                    ------------      -------------------------   -----------       -----------------------
Total from Investment
   Operations                               1.57           0.02         (0.15)           1.57           1.60           2.46
                                    ------------      -------------------------   -----------       -----------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                        0.04           0.00           0.01           0.01           0.22           0.11
Distributions from
   Capital Gains                            1.27           0.25           0.00           1.02           1.25           0.05
                                    ------------      ------------------------    -----------       -----------------------
Total Distributions                         1.31           0.25           0.01           1.03           1.47           0.16
                                    ------------      ------------------------    -----------       -----------------------
Net Asset Value -
   End of Period                       $    9.87       $   9.61       $   9.84      $   12.97       $  12.43       $  12.30
                                    ============      ========================    ===========       =======================

TOTAL RETURN                             17.13%*          0.27%        (1.49%)        13.08%*         13.67%         24.83%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                      $   5,078       $  7,731       $ 10,364      $  56,759       $ 50,516       $ 27,254
Ratio of Expenses to
   Average Net Assets#                   1.03%*@         2.11%@          2.00%        0.85%*@         1.66%@          1.95%
Ratio of Net Investment Income to
   Average Net Assets#                    0.31%*          0.05%          0.25%         0.32%*          1.78%          1.43%
Portfolio Turnover Rate                    104%*           247%           193%           51%*           157%           215%
Average Commission Rate Paid^^           0.0299*         0.0907             -         0.0107*         0.1285              -

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of Worldwide Capital Goods Fund were voluntarily absorbed by IFG and ITC for the six months ended January 31, 1997 and the years ended July 31, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.56% (not annualized), 2.49% and 2.96%, respectively, and ratio of net investment income to average net assets would have been (0.22%) (not annualized), (0.33%) and (0.71%), respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

FAMILY OF FUNDS

                                 Newspaper
Fund Name                        Fund Code        Ticker Symbol     Abbreviation
--------------------------------------------------------------------------------
International
International Growth                  49               FSIGX             IntlGr
Asian Growth                          41               IVAGX            AsianGr
European                              56               FEURX              Europ
European Small Company                37               IVECX           EuroSmCo
Latin American Growth                 34               IVSLX          LatinAmGr
Pacific Basin                         54               FPBSX              PcBas
--------------------------------------------------------------------------------
Sector
Energy                                50               FSTEX              Enrgy
Environmental Services                59               FSEVX             Envirn
Financial Services                    57               FSFSX             FinSvc
Gold                                  51               FGLDX               Gold
Health Sciences                       52               FHLSX             HlthSc
Leisure                               53               FLISX             Leisur
Realty                                42               IVSRX             Realty
Technology                            55               FTCHX               Tech
Utilities                             58               FSTUX               Util
Worldwide Capital Goods               38               ISWGX             WldCap
Worldwide Communications              39               ISWCX             WldCom
--------------------------------------------------------------------------------
Capital Appreciation
Growth                                10               FLRFX              Grwth
Dynamics                              20               FIDYX               Dynm
Small Company                         74               IDSCX            DivSmCo
Emerging Growth                       60               FIEGX             Emgrth
--------------------------------------------------------------------------------
Growth & Income
Industrial Income                     15               FIIIX             IndInc
Value Equity                          46               FSEQX              ValEq
Multi-Asset Allocation                70               IMAAX           MulAstAl
Balanced                              71               IMABX                Bal
Total Return                          48               FSFLX             TotRtn
--------------------------------------------------------------------------------
Bond
Short-Term Bond                       33               INIBX             ShTrBd
Intermediate Government Bond          47               FIGBX             IntGov
U.S. Government Securities            32               FBDGX              USGvt
Select Income                         30               FBDSX             SelInc
High Yield                            31               FHYPX              HiYld
--------------------------------------------------------------------------------

Tax-Exempt
Tax-Free Intermediate Bond            36               IVTIX                  *
Tax-Free Long-Term Bond               35               FTIFX              TxFre
--------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund            44               FUGXX                N/A
Cash Reserves                         25               FDSXX                N/A
Tax-Free Money Fund                   40               FFRXX                N/A

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

We're easy to stay in touch with:
Investor Services Representatives,
1-800-525-8085
PAL (R), your Personal Account Line,
1-800-424-8085

On the World Wide Web:
http://www.invesco.com

Denver Investors Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 E. Union
Avenue, Lobby Level

INVESCO Funds Group, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.